         As filed with the Securities and Exchange Commission on May 31, 2000

                            Registration Nos. 33-21677,
                                              811-5547

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /
                                                                      ----

               Pre-Effective Amendment No.                            /   /
                                                                      ----

               Post-Effective Amendment No. 32                        / X /
                                                                      ----

          REGISTRATION STATEMENT UNDER THE INVESTMENT
          COMPANY ACT OF 1940                                         / X /
                                                                      ----

               Amendment No. 35                                       / X /
                                                                      ----

                           BARR ROSENBERG SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

    c/o AXA Rosenberg Investment Management LLC, Four Orinda Way, Building E,
                                Orinda, CA 94563
               (Address of Principal Executive Offices) (Zip code)

                                  925-254-6464
              (Registrant's Telephone Number, including Area Code)

           Name and address
           of agent for service:              Copies to:
           ---------------------              ----------
           Kenneth Reid                       J.B. Kittredge, Esq.
           AXA Rosenberg Investment           Ropes & Gray
              Management LLC                  One International Place
           Four Orinda Way                    Boston, MA 02110-2624
           Building E
           Orinda, CA 94563

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box):

/ /  Immediately upon filing pursuant to paragraph (b)    /  /  On (date)
pursuant to paragraph (b)

/ X / 60 days after filing pursuant to paragraph (a)(1)   /  /  On (date)
pursuant to paragraph (a)(1)

/ ___ / 75 days after filing pursuant to (a)(2)           /  /  On (date)
pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          BARR ROSENBERG SERIES TRUST

                   AXA ROSENBERG US SMALL CAPITALIZATION FUND
             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                            AXA ROSENBERG JAPAN FUND
                    AXA ROSENBERG VALUE MARKET NEUTRAL FUND
                     AXA ROSENBERG DOUBLE ALPHA MARKET FUND
                AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
                        AXA ROSENBERG ENHANCED 500 FUND
                    AXA ROSENBERG INTERNATIONAL EQUITY FUND
                AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     1-800-555-5737 (INSTITUTIONAL SHARES)
         1-800-447-3332 (INVESTOR, CLASS A, CLASS B AND CLASS C SHARES)

                                 JULY 31, 2000

    Barr Rosenberg Series Trust is an open-end management investment company offering nine diversified portfolios with different investment objectives and strategies, the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Japan Fund,
AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced
500 Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund. Each Fund's investment adviser is
AXA Rosenberg Investment Management LLC.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

RISK/RETURN SUMMARY.......................................................    3

  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND............................    3
  AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND...................    6
  AXA ROSENBERG JAPAN FUND................................................    9
  AXA ROSENBERG VALUE MARKET NEUTRAL FUND.................................   12
  AXA ROSENBERG DOUBLE ALPHA MARKET FUND..................................   15
  AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND........................   18
  AXA ROSENBERG ENHANCED 500 FUND.........................................   21
  AXA ROSENBERG INTERNATIONAL EQUITY FUND.................................   22
  AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND........................   23

FEES AND EXPENSES.........................................................   25

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES.................   39

PRINCIPAL RISKS...........................................................   47

CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS................   52

MANAGEMENT DISCUSSION OF FUND PERFORMANCE.................................   55

THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY...............................   62

MANAGEMENT OF THE TRUST...................................................   65

MULTIPLE CLASSES..........................................................   70

PURCHASING SHARES.........................................................   74

IRA ACCOUNTS..............................................................   76

REDEMPTION OF SHARES......................................................   76

EXCHANGING SHARES.........................................................   78

HOW THE TRUST PRICES SHARES OF THE FUNDS..................................   79

DISTRIBUTIONS.............................................................   80

TAXES.....................................................................   81

OTHER INFORMATION.........................................................   82

                              RISK/RETURN SUMMARY

    The following is a summary of certain key information about the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund (each a "Fund" and, collectively, the "Funds"). This Summary identifies each Fund's investment objective, principal investment strategies and principal risks. The principal risks of each Fund are identified and more fully discussed
beginning on page   . You can find more detailed descriptions of the Funds
further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

Other important things for you to note:

    - You may lose money by investing in the Funds.

    - An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    - The investment objective and policies of each of the Funds may be changed without shareholder approval.

                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND

INVESTMENT OBJECTIVE

    The Fund seeks a return greater than that of the Russell 2000 Index. The Russell 2000 Index consists of the smallest 2000 securities in the Russell 3000 Index. Widely regarded in the industry as the premier measure of small
capitalization stocks, the Russell 2000 Index represents approximately   % of
the Russell 3000 Index total market capitalization.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund invests primarily in equity securities of smaller companies that are traded principally in the markets of the United States. At all times, at least 65% of the Fund's total assets will be invested in these small capitalization securities. The Fund will place relatively greater emphasis on capital appreciation than on current income.

    The Adviser uses fundamental and quantitative investment principals to determine which securities to buy and sell. Using these principals, the Adviser employs a bottom-up approach based on two stock selection models: (1) an appraisal model, which estimates a fair value for each company in the Adviser's database based on various fundamental data and (2) a near-term prospects model, which estimates year-ahead earnings based on fundamental data as well as investor sentiment data such as analysts' earnings estimates and broker buy/ sell recommendations. These models tend to produce a "value" style of investment by favoring securities believed to be selling below a price that would accurately value the underlying company. The appraisal model is more likely to identify stocks that have low trading activity and lower price-to-earnings and price-to-book ratios as attractive for purchase. Conversely, the model will tend to identify high trading activity stocks and stocks with high forecasted earnings growth as less attractive for purchase.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. The value of Fund shares may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. The Funds' investment adviser, AXA Rosenberg Investment Management LLC (the "Adviser") will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

    SMALLER COMPANY RISK. Market risk is particularly pronounced for this Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

    For a more detailed description of these and other risks associated with an
investment in the Fund, turn to page   .

PERFORMANCE INFORMATION

    The Fund's past performance is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%) -- INSTITUTIONAL SHARES

    This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

    [To be updated]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARLY PERFORMANCE
CALENDAR YEAR END   ANNUAL RETURN (%)
1990                          -19.88%
1991                           34.45%
1992                           22.00%
1993                           22.50%
1994                            5.41%
1995                           38.18%
1996                           26.53%
1997                           30.63%
1998                           -4.03%

    During all periods shown in the bar graph, the Fund's highest quarterly
return was    %, for the quarter ended         , and its lowest quarterly return
was    %, for the quarter ended         .

PERFORMANCE TABLE [To be updated.]

    This table shows how the Fund's performance compares with the returns of a broad based securities market index.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1999)

                                                  PAST ONE   PAST FIVE   PAST 10      SINCE        SINCE
                                                    YEAR       YEARS      YEARS     INCEPTION*   INCEPTION*
                                                  --------   ---------   --------   ----------   ----------
Institutional Shares............................        %           %          %
Investor Shares.................................        %                                   %
Adviser Shares..................................        %                                                %
Russell 2000 Index..............................        %           %          %            %**          %***

------------------------

* Inception Dates: 10/22/96 for Investor shares; and 1/21/97 for Adviser shares.

** The Russell 2000 consists of the smallest 2000 securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.) The Russell 2000 Index, widely regarded in the industry as the premier measure of small capitalization stocks, represents approximately 11% of the Russell 3000 Index total market capitalization.

    For the period January 1, 2000 through March 31, 2000, the aggregate (non-annualized) total returns of Institutional Shares, Investor Shares and
Adviser Shares were    %,    % and    %, respectively. Index return for that
period was    %.

             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

INVESTMENT OBJECTIVE

    The Fund seeks a return greater than that of the Casenove Rosenberg Global Smaller Companies Index excluding the United States ("CRIexUS"). The CRlexUS is an unmanaged index of non-U.S. companies with market capitalizations up to $ billion.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund invests primarily in equity securities of smaller companies that are traded principally in markets outside the United States with market
capitalizations of between $   million and $   billion at the time of purchase
by the Fund. Under normal circumstances, the Fund invests at least 90% of its net assets in these international small capitalization companies. The Fund will place relatively greater emphasis on capital appreciation than on current income. The Adviser selects stocks for investment based on certain selection models that are described further back in this Prospectus.

    The Adviser uses fundamental and quantitative investment principals to determine which securities to buy and sell. Using these principals, the Adviser employs a bottom-up approach based on two stock selection models (1) an appraisal model, which estimates a fair value for each company in the Adviser's database based on various fundamental data and (2) a near-term prospects model, which estimates year-ahead earnings based on fundamental data as well as investor sentiment data such as analysts' earnings estimates and broker buy/ sell recommendations. These models tend to produce a "value" style of investment by favoring securities believed to be selling below a price that would accurately value the underlying company. The appraisal model is more likely to identify stocks that have low trading activity and lower price-to-earnings and price-to-book ratios as attractive for purchase. Conversely, the model will tend to identify high trading activity stocks and stocks with high forecasted earnings growth as less attractive for purchase.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. The value of Fund shares may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

    SMALLER COMPANY RISK. Market risk is particularly pronounced for this Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

    FOREIGN INVESTMENT RISK. As a result of its foreign investments, the Fund may experience more rapid and extreme changes in value than funds that invest solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country.

    CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of these types of investments would be adversely affected.

    For a more detailed description of these and other risks associated with an
investment in the Fund, turn to page   .

PERFORMANCE INFORMATION

    The Fund's past performance is not necessarily indicative of its future performance.

YEARLY PERFORMANCE(%) -- INSTITUTIONAL SHARES

    This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

    [To be updated.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARLY PERFORMANCE

CALENDAR YEAR END  ANNUAL RETURN (%)
1997
1998

    During all periods shown in the bar graph, the Fund's highest quarterly
return was    %, for the quarter ended         , and its lowest quarterly return
was    %, for the quarter ended         .

PERFORMANCE TABLE [To be updated.]

    This table shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives and the returns of a broad based securities market index.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1999)

                                                              PAST ONE     SINCE        SINCE
                                                                YEAR     INCEPTION*   INCEPTION*
                                                              --------   ----------   ----------
Institutional Shares........................................        %            %            %
Investor Shares.............................................        %                         %
Salomon Smith Barney World ex US EMI........................        %            %            %
CRIexUS Index**.............................................        %            %            %

------------------------

* Inception Dates: 9/23/96 for Institutional shares and 10/29/96 for Investor shares.

** The Cazenove Rosenberg Global Smaller Companies Index excluding the U.S. (CRlexUS) is the benchmark for the AXA Rosenberg International Small Capitalization Fund. It is an unmanaged index of non-U.S. companies with
    market capitalizations up to $   billion. The index includes 21 developed
    countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong,

    Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and U.K. Investors cannot invest directly in any Index.

    For the period January 1, 2000 through March 31, 2000, the aggregate (non-annualized) total returns of Institutional Shares and Investor Shares were
   % and    %, respectively. Returns for the Salomon Smith Barney World ex US
EMI and the CRIexUS Index for that period were    % and    %, respectively.

                            AXA ROSENBERG JAPAN FUND

INVESTMENT OBJECTIVE

    The Fund seeks a return greater than that of the Tokyo Stock Price Index ("TOPIX"). TOPIX is a capitalization-weighted index of all stocks in the First Section of the Tokyo Stock Exchange.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund invests primarily in the common stocks of Japanese companies that are listed and traded on any of the eight Japanese exchanges or traded over the counter. The Fund may also invest in other Japanese securities, such as convertible preferred stock or debentures, and may purchase futures contracts or options on futures contracts on the Tokyo Stock Price Index or the NIKKEI 225 Index. At all times, at least 65% of the Fund's total assets will be invested in Japanese securities. The Adviser may hedge up to 100% of the Fund's total assets against a possible decline in the Japanese Securities market by utilizing futures and options on futures on Japanese stock indices. The Adviser selects stocks for investment based on certain selection models that are described further back in this Prospectus.

    The Adviser uses fundamental and quantitative investment principals to determine which securities to buy and sell. Using these principals, the Adviser employs a bottom-up approach based on two stock selection models (1) an appraisal model, which estimates a fair value for each company in the Adviser's database based on various fundamental data and (2) a near-term prospects model, which estimates year-ahead earnings based on fundamental data as well as investor sentiment data such as analysts' earnings estimates and broker buy/ sell recommendations. These models tend to produce a "value" style of investment by favoring securities believed to be selling below a price that would accurately value the underlying company. The appraisal model is more likely to identify stocks that have low trading activity and lower price-to-earnings and price-to-book ratios as attractive for purchase. Conversely, the model will tend to identify high trading activity stocks and stocks with high forecasted earnings growth as less attractive for purchase.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. The value of Fund shares may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

    FOREIGN INVESTMENT RISK. As a result of its foreign investments, the Fund may experience more rapid and extreme changes in value than funds that invest solely in securities of U.S. companies. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country.

    RISKS OF INVESTING IN JAPANESE SECURITIES. Unlike other mutual funds which invest in the securities of many countries, the Fund will invest almost exclusively in Japanese Securities. In addition to the risks associated with investing in foreign securities generally, investments in the Fund will be subject to the market risk associated with investing almost exclusively in stocks of companies which are subject to Japanese economic factors and conditions. Since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally.

    CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of these types of investments would be adversely affected.

    For a more detailed description of these and other risks associated with an
investment in the Fund, turn to page   .

PERFORMANCE INFORMATION

    The Fund's past performance is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%) -- INSTITUTIONAL SHARES

    This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

    [To be Updated.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARLY PERFORMANCE

CALENDAR YEAR END  ANNUAL RETURN (%)
1990                         -29.75%
1991                           3.57%
1992                         -21.57%
1993                          21.73%
1994                          25.59%
1995                           0.10%
1996                         -19.09%
1997                         -34.75%
1998                           5.65%

    During all periods shown in the bar graph, the Fund's highest quarterly
return was    %, for the quarter ended         , and its lowest quarterly return
was    %, for the quarter ended         .

PERFORMANCE TABLE [To be updated.]

    This table shows how the Fund's performance compares with the returns of a broad based securities market index.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1999)

                                                           PAST ONE   PAST FIVE   PAST TEN     SINCE
                                                             YEAR       YEARS      YEARS     INCEPTION*
                                                           --------   ---------   --------   ----------
Institutional Shares.....................................        %           %          %
Investor Shares..........................................        %                                   %
TOPIX**..................................................        %           %          %            %

------------------------

*   Inception Date: 10/22/96 for Investor shares.

** The Tokyo Stock Price Index is a capitalization-weighted index of all stocks in the First Section of the Tokyo Stock Exchange.

    For the period January 1, 2000 through March 31, 2000, the aggregate (non-annualized) total returns of Institutional Shares and Investor Shares were
   % and    %, respectively. Index return for that period was    %.

                    AXA ROSENBERG VALUE MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

    The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies designed to maintain limited net exposure to general equity market risk. The Fund measures its return by a comparison to the return on 3-Month U.S. Treasury Bills.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund seeks to achieve its investment objective by buying common stocks that the Adviser believes are undervalued and by "selling short" stocks that the Adviser believes are overvalued. The Fund seeks to have approximately equal dollar amounts invested in long and short positions. The Fund invests in small and mid-capitalization stocks that are principally traded in the markets of the United States.

    By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of and the risk associated with general U.S. stock market movements. Given this use of long and short positions, the Fund expects that its shares will increase in value if the securities in its long portfolio outperform the securities in its short portfolio. By contrast, the Fund expects that its shares will decline in value if the securities in its short portfolio outperform the securities in its long portfolio.

    The Adviser uses fundamental and quantitative investment principles to determine which securities to buy, sell and sell short. Using these principles, the Adviser employs a bottom-up approach based on two stock selection models:
(1) an appraisal model, which estimates a fair value for each company in the Adviser's database based on various fundamental data and (2) a near-term prospects model, which estimates year-ahead earnings based on fundamental data as well as investor sentiment data such as analysts' earnings estimates and broker buy-sell recommendations. These models tend to produce a "value" style of investment by favoring securities believed to be selling below a price that would accurately value the underlying company. The appraisal model is more likely to identify stocks that have low trading activity and lower price-to-earnings and price-to-book ratios as attractive for purchase. Conversely, the model will tend to identify high trading activity stocks and stocks with high forecasted earnings growth as less attractive for purchase.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risk associated with investing in the equity market, the value of Fund shares still may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. Because the Adviser could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

    PORTFOLIO RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that the Adviser will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization or other risk factors.

    RISK OF SHORT SALES. When the Adviser believes that a security is overvalued relative to other securities in the Fund's long portfolio, it may sell the security short by borrowing it from a third party and selling it at the then current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

    SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.

    For a more detailed description of these and other risks associated with an
investment in the Fund, turn to page   .

PERFORMANCE INFORMATION

    The Fund's past performance is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%) -- INSTITUTIONAL SHARES

    This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

    [To be updated.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARLY PERFORMANCE
CALENDAR YEAR END   ANNUAL RETURN (%)
1998                            0.71%

    During all periods shown in the bar graph, the Fund's highest quarterly
return was    %, for the quarter ended         , and its lowest quarterly return
was    %, for the quarter ended         .

PERFORMANCE TABLE [To be updated.]

    This table shows how the Fund's performance compares with the returns of 3-Month U.S. Treasury Bills and the returns of a constructed supplemental benchmark with a value tilt similar to that of the Fund.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1999)

                                                                           SINCE        SINCE
                                                              PAST ONE   INCEPTION*   INCEPTION*
                                                                YEAR     (12/16/97)   (12/18/97)
                                                              --------   ----------   ----------
Institutional Shares........................................        %            %
Investor Shares.............................................        %                         %
3-Month U.S. T-Bills........................................        %            %            %
Supplemental Benchmark**....................................  -10.80%      -4.58%       -4.77%

------------------------

* Inception Dates: 12/16/97 for Institutional Shares; 12/18/97 for Investor Shares.

** The supplemental benchmark is defined as the return over the evaluation period to the following combination: 3-month U.S. T-Bills + 0.35 (Russell 2500 Value Index -- Russell 2500 Growth Index). Using this formula, the supplemental benchmark's monthly returns will ebb and flow along with the peformance of value stocks at large. As noted above, the Fund has a value orientation. In very general terms, this value orientation implies that the Fund's performance will be affected by many of the same economic factors that influence the performance of all value stocks and strategies. By comparing this supplemental benchmark to the Fund's relative performance, the investor will be able to guage value versus growth cycles in the market, and measure the Fund's performance relative to a benchmark with a value orientation.

    For the period January 1, 2000 through March 31, 2000, the aggregate (non-annualized) total returns of Institutional Shares and Investor Shares were
   % and    %, respectively. The return on 3-Month U.S. T-Bills for that period
was    %. Supplemental index return for that period was    %.

                     AXA ROSENBERG DOUBLE ALPHA MARKET FUND

    The AXA Rosenberg Double Alpha Market Fund currently invests in the AXA Rosenberg Value Market Neutral Fund. Once the AXA Rosenberg Multi-Strategy Market Neutral Fund Becomes operational, the Fund will invest in that Fund instead of the AXA Rosenberg Value Market Neutral Fund. The Trust expects that AXA Rosenberg Multi-Strategy Market Neutral Fund to become operational on or
about               , 2000. If that Fund becomes operational either
significantly sooner or significantly later than               , 2000, the Trust
will supplement this prospectus to reflect that variance from its expectations. Therefore, you should also consider the principal investment strategies and principal risks of the AXA Rosenberg Value Market Neutral Fund or the risks of the AXA Rosenberg Multi-Strategy Market Neutral Fund, as applicable, as described above and below, respectively, in deciding whether to invest in the AXA Rosenberg Double Alpha Market Fund.

INVESTMENT OBJECTIVE

    The Fund seeks a total return greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund invests primarily in shares of the AXA Rosenberg Value Market Neutral Fund (or, when it becomes operational, the AXA Rosenberg Multi-Strategy Market Neutral Fund) while simultaneously utilizing S&P 500 Index Futures, options on S&P 500 Index Futures and equity swap contracts to gain exposure to the equity market as measured by the S&P 500 Index. The Fund will purchase these S&P 500 Index instruments in an amount approximately equal to the net asset value of the Fund in order to gain full net exposure to the U.S. equity market as measured by the S&P 500 Index.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. The value of Fund shares may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. Because the investment adviser could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

    INDEX FUTURES RISK. As indicated above, the Fund may at times use S&P 500 Index Futures, options on S&P 500 Index Futures and equity swap contracts, each of which is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. In addition to other risks such as the risk that the counterparty will be unable or unwilling to perform its obligations, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates and indices, such as the S&P 500 Index. The liquidity and the value of a derivative may be subject to significant fluctuations, and the Fund may at times be unable to sell a derivative and may incur ongoing costs associated with that inability.

    RISKS OF EQUITY SWAP CONTRACTS. The Fund may engage in equity swap contracts, through which a counterparty generally agrees to pay the amount, if any, by which the agreed upon or "notional" amount specified in the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus the dividends that would have been received on those stocks. If there is a default by the counterparty to an equity swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction, which may entail additional expense for the Fund. The Fund's use of equity swap contracts may result in the Fund realizing more income subject to tax at ordinary income tax rates than it would if it did not engage in equity swap contracts. There is no assurance that the equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the AXA Rosenberg Double Alpha Market Fund will succeed in pursing contractual remedies. Pursing contractual remedies will. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts.

    INDIRECT RISKS THROUGH INVESTMENT IN THE AXA ROSENBERG VALUE MARKET NEUTRAL FUND OR THE AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND, AS
APPLICABLE. Because the Fund invests in shares of the AXA Rosenberg Value Market Neutral Fund (or, once it becomes operational, the AXA Rosenberg Multi-Strategy Market Neutral Fund), it is subject indirectly to the risks to which that applicable Fund is subject (see above and below).

    For a more detailed description of these and other risks associated with an
investment in the Fund, turn to page   .

PERFORMANCE INFORMATION

    The Fund's past performance is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%) -- INSTITUTIONAL SHARES

    This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARLY PERFORMANCE
CALENDAR YEAR END   ANNUAL RETURN (%)
1998                            0.71%

    During all periods shown in the bar graph, the Fund's highest quarterly
return was     %, for the quarter ended       , and its lowest quarterly return
was     %, for the quarter ended       .

PERFORMANCE TABLE [To be updated.]

    This table shows how the Fund's performance compares with the returns of 3-Month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1999)

                                                                 PAST ONE              SINCE
                                                                   YEAR              INCEPTION*
                                                              --------------       --------------
Institutional Shares........................................                %
Investor Shares.............................................                %
3-Month U.S. T-Bills........................................                %

------------------------

*   Inception Date: 4/22/98.

    For the period January 1, 2000 through March 31, 2000, the aggregate (non-annualized) total returns of Institutional Shares and Investor Shares were
    % and       %, respectively. Index return for that period was     %.

                AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

    The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies designed to maintain minimal net exposure to general equity market risk. The Fund measures its return by a comparison to the return on 3-Month U.S. Treasury Bills.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund seeks to achieve its investment objective by buying common stocks that the Adviser believes are undervalued and by "selling short" stocks that the Adviser believes are overvalued. The Fund seeks to have approximately equal dollar amounts invested in long and short positions. The Fund invests primarily in the 500 largest capitalization stocks that are principally traded in the markets of the United States.

    By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of and the risk associated with general U.S. stock market movements. Given this use of long and short positions, the Fund expects that its shares will increase in value if the securities in its long portfolio outperform the securities in its short portfolio. By contrast, the Fund expects that its shares will decline in value if the securities in its short portfolio outperform the securities in its long portfolio. Under normal circumstances, the Adviser's stock selection models will result in the Fund's long and short positions being overweighted in different sectors (including industries within different sectors).

    The Adviser uses fundamental and quantitative investment principles to determine which securities to buy, sell and sell short. Using these principles, the Adviser employs a bottom-up approach based on two stock selection models:
(1) an appraisal model, which estimates a fair value for each company in the Adviser's database based on various fundamental data and (2) a near-term prospects model, which estimates year-ahead earnings based on fundamental data as well as investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. These models tend to produce a "value" style of investment by favoring securities believed to be selling below a price that would accurately value the underlying company. The appraisal model is more likely to identify stocks that have low trading activity and lower price-to-earnings and price-to-book ratios as attractive for purchase. Conversely, the model will tend to identify high trading activity stocks and stocks with high forecasted earnings growth as less attractive for purchase.

    The Adviser selects sectors to overweight or underweight based on a bottom-up evaluation of the stocks within a sector. The proprietary stock selection models evaluate the 500 largest capitalization stocks principally traded in the markets of the United States. If the models found most stocks within a sector to be attractive, then the Adviser would tend to overweight that sector. If the models found most stocks within a sector to be unattractive then the Adviser would tend to engage in more short sales with regard to that sector. The optimizer weighs the potential gain of a position against the risk in having overweighted/underweighted industry exposures (in addition to other risk measures) and suggests trades to improve the return and risk characteristics of the portfolio.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risk associated with investing in the equity market, the value of Fund shares still may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that the Adviser will make poor stock selections. Because the investment adviser could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

    PORTFOLIO RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that the Fund's investment adviser will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization, or other risk factors.

    RISK OF SHORT SALES. When the Adviser believes that a security is overvalued relative to other securities in the fund's long portfolio, it may sell the security short by borrowing it from a third party and selling it at the then current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

    RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the U.S. stock market, the Fund will suffer a loss because of general advances or declines on the prices of stocks in those sectors or industries.

PERFORMANCE INFORMATION

    The Fund's past performance is not necessarily indicative of its future performance.

YEARLY PERFORMANCE (%) -- INSTITUTIONAL SHARES

    This chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. [To be updated.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARLY PERFORMANCE
CALENDAR YEAR END   ANNUAL RETURN (%)
1998                            0.71%

    During all periods shown in the bar graph, the Fund's highest quarterly
return was     %, for the quarter ended       , and its lowest quarterly return
was     %, for the quarter ended       .

PERFORMANCE TABLE [To be updated.]

    This table shows how the Fund's performance compares with the returns of 3-Month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1999)

                                                                 PAST ONE              SINCE
                                                                   YEAR              INCEPTION*
                                                              --------------       --------------
Institutional Shares........................................                %
Investor Shares.............................................                %
3-Month U.S. T-Bills........................................                %

------------------------

*   Inception Date: 10/19/98.

    For the period January 1, 2000 through March 31, 2000, the aggregate (non-annualized) total returns of Institutional Shares and Investor Shares were
    % and     %, respectively. Index return for that period was     %.

                        AXA ROSENBERG ENHANCED 500 FUND

INVESTMENT OBJECTIVE

    The Fund seeks to outperform the total return of the S&P 500 Composite Index (the "S&P 500"). The S&P 500 is an unmanaged weighted index of 500 industrial, transportation, utility and financial companies and is widely regarded by investors as representative of the U.S. stock market.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund seeks to achieve its investment objective by investing in companies that are listed on the S&P 500 and domiciled in the United States. The Fund will generally overweight investments in such companies that the Adviser believes will outperform the S&P 500 and will generally underweight, or avoid altogether, investments in such companies that the Adviser believes will underperform the S&P 500. The Fund attempts to maintain a level of risk that is similar to that associated with the S&P 500 generally.

    The Adviser uses fundamental and quantitative investment principles to determine which securities to buy, sell and sell short. Using these principles, the Adviser employs a bottom-up approach based on two stock selection models:
(1) an appraisal model, which estimates a fair value for each company in the Adviser's database based on various fundamental data and (2) a near-term prospects model, which estimates year-ahead earnings based on fundamental data as well as investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. The value of Fund shares may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. The success of the Fund's investment strategy depends upon the Adviser's skill in determining which securities to overweight, underweight or avoid altogether. Therefore, as with any actively managed investment portfolio, the Fund is subject to the risk that its investment adviser will make poor stock selections.

PERFORMANCE INFORMATION

    The Fund does not have performance information because it has not yet been operational for a full calendar year.

                    AXA ROSENBERG INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

    The Fund seeks a total return greater than that of the Morgan Stanley Capital International Europe Australasia, Far East Index (the "MSCI-EAFE Index"). The MSCI-EAFE Index is a well-known, international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund invests in the common stocks of large foreign companies which the Adviser believes are undervalued by the market and generally sells such stocks when the Adviser believes they have become overvalued by the market. Although the Fund invests primarily in the stocks of companies that comprise the MSCI-EAFE Index, it may invest up to 40% of its assets in the stocks of companies which are not part of the MSCI-EAFE Index but which have characteristics (such as, for example, the size of the company's market capitalization, the general type of industry to which the company's activities relate and country in which the company operates) similar to those of the MSCI-EAFE companies.

    The Adviser uses proprietary, quantitative investment principles to determine which securities to buy and sell. Using these principles, the Adviser employs a bottom-up approach based on two stock selection models: (1) an appraisal model, which estimates a fair value for each company in the Adviser's database based on various fundamental data and (2) a near-term prospects model, which estimates year-ahead earnings based on fundamental data as well as investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. These models tend to produce a "value" style of investment by favoring securities believed to be selling below a price that would accurately value the underlying company. The appraisal model is more likely to identify stocks that have low trading activity and lower price-to-earnings and price-to-book ratios as attractive for purchase. Conversely, the model will tend to identify high trading activity stocks and stocks with high forecasted earnings growth as less attractive for purchase.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. The value of Fund shares may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. The success of the Fund's investment strategy depends upon the Adviser's skill in determining which securities to buy and which securities to sell. Therefore, as with any actively managed investment portfolio, the Fund is subject to the risk that its investment adviser will make poor stock selections.

    FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

    CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar. In either event, the dollar value of these types of investments would be adversely affected.

PERFORMANCE INFORMATION

    The Fund does not have performance information because it has not yet been operational for a full calendar year.

                AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

    The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies designed to maintain minimal net exposure to general equity market risk. The Fund measures its return by a comparison to the return on 3-Month U.S. Treasury Bills.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund seeks to achieve its investment objective by buying common stocks from all capitalization ranges that the Adviser believes are undervalued and by "selling short" such stocks that the Advisor believes are overvalued. The Fund invests primarily in common stocks that are traded principally in the markets of the United States, Japan and the United Kingdom. The Adviser's computerized investment process is designed to maintain continually approximately equal dollar amounts invested in long and short positions. When the Adviser believes that a security is overvalued relative to other securities, it may sell the security short by borrowing it from a third party and selling it at the then current market price. When the Adviser believes that a security is undervalued relative to other securities, it may purchase the security long and hold it for as long as it deems appropriate under the circumstances.

    By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of, and the risk associated with, general stock market movements and growth and value cycles. Given this use of long and short positions, the Fund expects that its shares will increase in value if the securities in its long portfolio outperform the securities in its short portfolio. By contrast, the Fund expects that its shares will decline in value if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser's stock selection models may result in the Fund's long and short positions being overweighted in different sectors (including industries within sectors).

    The Adviser uses fundamental and quantitative investment principles to determine which securities to buy, sell and sell short. Using these principles, the Adviser employs a bottom-up approach based on two stock selection models: (1) an appraisal model, which estimates a fair value for each company in the Adviser's database based on various fundamental data and (2) a near-term prospects model, which estimates year-ahead earnings based on fundamental data as well as investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risk associated with investing in the equity market, the value of Fund shares still may increase or decrease depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that the Adviser will make poor stock selections. Because the investment adviser could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

    PORTFOLIO RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that the Fund's investment adviser will fail to construct a portfolio of long and short positions that has limited exposure to general global stock market movements, capitalization, or other risk factors.

    RISK OF SHORT SALES. When the Adviser believes that a security is overvalued relative to other securities in the Fund's long portfolio, it may sell the security short by borrowing it from a third party and selling it at the then current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

    FOREIGN INVESTMENT RISK. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

    CURRENCY RISK. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of these types of investments would be adversely affected.

    SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests a portion of its assets in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.

    RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the U.S. stock market, the Fund will suffer a loss because of general advances or declines on the prices of stocks in those sectors or industries.

PERFORMANCE INFORMATION

    The Fund does not have performance information because it has not yet been operational for a full calendar year.

                               FEES AND EXPENSES

    THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND [TO BE UPDATED.]

                                                              INSTITUTIONAL   INVESTOR   ADVISER
                                                              -------------   --------   --------
SHAREHOLDER FEES (paid directly from your investment):
  Maximum Sales Charge (Load)...............................       None         None       None
  Maximum Sales Charge (Load) Imposed on Purchases..........       None         None       None
  Maximum Deferred Sales Charge (Load)......................       None         None       None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends...............................................       None         None       None
  Redemption Fee............................................       None         None       None
  Exchange Fee..............................................       None         None       None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

CLASS OF SHARES                                               INSTITUTIONAL   INVESTOR
---------------                                               -------------   --------
Management Fees.............................................       0.90%        0.90%
Distribution and Shareholder Service (12b-1) Fees...........       None         0.25%
Other Expenses..............................................           %            %(a)
Total Annual Fund Operating Expenses........................           %            %
                                                                   ----         ----
Fee Waiver and/or Expense Reimbursement(b)..................           %            %
Net Expenses................................................       1.15%        1.55%
                                                                   ====         ====

------------------------

(a) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(b) The Adviser has undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees and extraordinary expenses) until further notice (and in any event at least until 3/31/01).

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

  CLASS            1 YEAR  3 YEARS  5 YEARS  10 YEARS
  -----            ------  -------  -------  --------
  Institutional...  $      $        $         $
  Investor.......   $      $        $         $
  Adviser........   $      $        $         $

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND [TO BE UPDATED.]

                                                INSTITUTIONAL   INVESTOR      A              B              C
                                                -------------   --------   --------       --------       --------
SHAREHOLDER FEES (paid directly from your
  investment):
  Maximum Sales Charge (Load).................       None         None       4.75%          5.00%          2.00%
  Maximum Sales Charge (Load) Imposed on
    Purchases.................................       None         None       4.75%(a)       None           1.00%
  Maximum Deferred Sales Charge (Load)........       None         None       None           5.00%(b)       1.00%(c)
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends......................       None         None       None           None           None
  Redemption Fee..............................       None         None       None           None           None
  Exchange Fee................................       None         None       None           None           None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

CLASS OF SHARES                                      INSTITUTIONAL   INVESTOR          A          B          C
---------------                                      -------------   --------       --------   --------   --------
Management Fees....................................       1.00%        1.00%          1.00%      1.00%      1.00%
Distribution and Shareholder Service (12b-1)
  Fees.............................................       None         0.25%          0.50%      1.00%      1.00%
Other Expenses.....................................           %            %(d)           %          %          %
Total Annual Fund Operating Expenses...............           %            %              %          %          %
                                                          ----         ----           ----       ----       ----
Fee Waiver and/or Expense Reimbursement(e).........           %            %              %          %          %
Net Expenses.......................................       1.50%        1.90%          2.00%      2.50%      2.50%
                                                          ====         ====           ====       ====       ====

------------------------

(a) Class A Shares may be sold at net asset value without payment of any sales charge to the following entities:

    (1) Pension and profit sharing plans, pension funds and other company-sponsored benefit plans; and

    (2) "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered an agreement with the Trust or the Distributor.

(b) The contingent deferred sales charge (CDSC) for Class B Shares decreases by 1% annually to 1% in the fifth year and 0% in the sixth year of ownership. Class B Shares convert to Class A Shares approximately six years after purchase.

(d) The CDSC for Class C Shares of     % applies to shares redeemed within
    eighteen months of purchase.

(d) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(e) The Adviser has undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees and extraordinary expenses until further notice (and in any event at least until 3/31/01).

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

  CLASS            1 YEAR  3 YEARS  5 YEARS  10 YEARS
  -----            ------  -------  -------  --------
  Institutional...  $      $        $         $
  Investor.......   $      $        $         $
  A..............   $      $        $         $
  B..............   $      $        $         $
  C..............   $      $        $         $

AXA ROSENBERG JAPAN FUND [TO BE UPDATED.]

                                                              INSTITUTIONAL   INVESTOR
                                                              -------------   --------
SHAREHOLDER FEES (paid directly from your investment):
  Maximum Sales Charge (Load)...............................       None         None
  Maximum Sales Charge (Load) Imposed on Purchases..........       None         None
  Maximum Deferred Sales Charge (Load)......................       None         None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends...............................................       None         None
  Redemption Fee............................................       None         None
  Exchange Fee..............................................       None         None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

CLASS OF SHARES                                               INSTITUTIONAL   INVESTOR
---------------                                               -------------   --------
Management Fees.............................................       1.00%        1.00%
Distribution and Shareholder Service (12b-1) Fees...........       None         0.25%
Other Expenses..............................................           %            %(a)
Total Annual Fund Operating Expenses........................           %            %
                                                                   ----         ----
Fee Waiver and/or Expense Reimbursement(b)..................           %            %
Net Expenses................................................       1.50%        1.90%
                                                                   ====         ====

------------------------

(a) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(b) The Adviser has undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees and extraordinary expenses until further notice (and in any event at least until 3/31/01).

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

CLASS                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-----                         --------            --------            --------            --------
Institutional.............      $                  $                   $                   $
Investor..................      $                  $                   $                   $

AXA ROSENBERG VALUE MARKET NEUTRAL FUND [TO BE UPDATED.]

                                                INSTITUTIONAL   INVESTOR      A              B              C
                                                -------------   --------   --------       --------       --------
SHAREHOLDER FEES (paid directly from your
  investment):
  Maximum Sales Charge (Load).................       None         None       4.75%          5.00%          2.00%
  Maximum Sales Charge (Load) Imposed on
    Purchases.................................       None         None       4.75%(a)       None           1.00%
  Maximum Deferred Sales Charge (Load)........       None         None       None           5.00%(b)       1.00%(c)
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends......................       None         None       None           None           None
  Redemption Fee..............................       None         None       None           None           None
  Exchange Fee................................       None         None       None           None           None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

CLASS OF SHARES                                      INSTITUTIONAL   INVESTOR          A          B          C
---------------                                      -------------   --------       --------   --------   --------
Management Fees....................................       1.50%        1.50%          1.50%      1.50%      1.50%
Distribution and Shareholder Service (12b-1)
  Fees.............................................       None         0.25%          0.50%      1.00%      1.00%
Other Expenses
  Dividend Expenses on Securities Sold Short.......           %            %              %          %          %
  Remainder of Other Expenses......................           %            %              %          %          %
  Total............................................           %(d)         %              %          %          %
                                                          ----         ----           ----       ----       ----
Total Annual Fund Operating Expenses...............           %            %              %          %          %
                                                          ----         ----           ----       ----       ----
Fee Waiver and/or Expense Reimbursement(e).........           %            %              %          %          %
Net Expenses.......................................           %            %              %          %          %
                                                          ====         ====           ====       ====       ====

------------------------

(a) Class A Shares may be sold at net asset value without payment of any sales charge to the following entities:

    (1) Pension and profit sharing plans, pension funds and other company-sponsored benefit plans; and

    (2) "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered an agreement with the Trust or the Distributor.

(b) The contingent deferred sales charge (CDSC) for Class B Shares decreases by 1% annually to 1% in the fifth year and 0% in the sixth year of ownership. Class B Shares convert to Class A Shares approximately six years after purchase.

(f) The CDSC for Class C Shares of   % applies to shares redeemed within
    eighteen months of purchase.

(d) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(e) The Adviser has undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) until further notice (and in any event at least until 3/31/01).

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund

Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

CLASS                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-----                         --------            --------            --------            --------
Institutional.............      $                  $                   $                   $
Investor..................      $                  $                   $                   $
A.........................      $                  $                   $                   $
B.........................      $                  $                   $                   $
C.........................      $                  $                   $                   $

AXA ROSENBERG DOUBLE ALPHA MARKET FUND [TO BE UPDATED.]

                                                INSTITUTIONAL   INVESTOR      A              B              C
                                                -------------   --------   --------       --------       --------
SHAREHOLDER FEES (paid directly from your
  investment):
  Maximum Sales Charge (Load).................       None         None       4.75%          5.00%          2.00%
  Maximum Sales Charge (Load) Imposed on
    Purchases.................................       None         None       4.75%(a)       None           1.00%
  Maximum Deferred Sales Charge (Load)........       None         None       None           5.00%(b)       1.00%(c)
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends......................       None         None       None           None           None
  Redemption Fee..............................       None         None       None           None           None
  Exchange Fee................................       None         None       None           None           None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

CLASS OF SHARES                                      INSTITUTIONAL   INVESTOR          A          B          C
---------------                                      -------------   --------       --------   --------   --------
Management Fees....................................       0.10%        0.10%          0.10%      0.10%      0.10%
Distribution and Shareholder Service (12b-1)
  Fees.............................................       None         0.25%          0.50%      1.00%      1.00%
Other Expenses.....................................           %            %(d)           %          %          %
                                                          ----         ----           ----       ----       ----
Total Annual Fund Operating Expenses...............           %            %              %          %          %
                                                          ----         ----           ----       ----       ----
Fee Waiver and/or Expense Reimbursement(e).........           %            %              %          %          %
Net Expenses.......................................           %            %              %          %          %
                                                          ====         ====           ====       ====       ====

------------------------

(a) Class A Shares may be sold at net asset value without payment of any sales charge to the following entities:

    (1) Pension and profit sharing plans, pension funds and other company-sponsored benefit plans; and

    (2) "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered an agreement with the Trust or the Distributor.

(b) The contingent deferred sales charge (CDSC) for Class B Shares decreases by 1% annually to 1% in the fifth year and 0% in the sixth year of ownership. Class B Shares convert to Class A Shares approximately six years after
    purchase. The CDSC for Class C Shares of   % applies to shares redeemed
    within eighteen months of purchase.

(d) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(e) The Adviser has undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) until further notice (and in any event at least until 3/31/01).

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

CLASS                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-----                         --------            --------            --------            --------
Institutional.............      $                  $                   $                   $
Investor..................      $                  $                   $                   $
A.........................      $                  $                   $                   $
B.........................      $                  $                   $                   $
C.........................      $                  $                   $                   $

AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND [TO BE UPDATED.]

                                                INSTITUTIONAL   INVESTOR      A              B              C
                                                -------------   --------   --------       --------       --------
SHAREHOLDER FEES (paid directly from your
  investment):
  Maximum Sales Charge (Load).................       None         None       4.75%          5.00%          2.00%
  Maximum Sales Charge (Load) Imposed on
    Purchases.................................       None         None       4.75%(a)       None           1.00%
  Maximum Deferred Sales Charge (Load)........       None         None       None           5.00%(b)       1.00%(c)
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends......................       None         None       None           None           None
  Redemption Fee..............................       None         None       None           None           None
  Exchange Fee................................       None         None       None           None           None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

CLASS OF SHARES                                      INSTITUTIONAL   INVESTOR          A          B          C
---------------                                      -------------   --------       --------   --------   --------
Management Fees....................................           %            %              %          %          %
Distribution and Shareholder Service (12b-1)
  Fees.............................................       None         0.25%          0.50%      1.00%      1.00%
Other Expenses
  Dividend Expenses on Securities Sold Short.......           %            %              %          %          %
  Remainder of Other Expenses......................           %            %              %          %          %
Total..............................................           %(d)         %              %          %          %
                                                          ----         ----           ----       ----       ----
Total Annual Fund Operating Expenses...............           %            %              %          %          %
                                                          ----         ----           ----       ----       ----
Fee Waiver and/or Expense Reimbursement(e).........           %            %              %          %          %
Net Expenses.......................................           %            %              %          %          %
                                                          ====         ====           ====       ====       ====

------------------------

(a) Class A Shares may be sold at net asset value without payment of any sales charge to the following entities:

    (1) Pension and profit sharing plans, pension funds and other company-sponsored benefit plans; and

    (2) "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered an agreement with the Trust or the Distributor.

(b) The contingent deferred sales charge (CDSC) for Class B Shares decreases by 1% annually to 1% in the fifth year and 0% in the sixth year of ownership. Class B Shares convert to Class A Shares approximately six years after purchase.

(c) The CDSC for Class C Shares of   % applies to shares redeemed within
    eighteen months of purchase.

(d) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(e) The Adviser has undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) until further notice (and in any event at least until 3/31/01).

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund

Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

CLASS                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
-----                         --------            --------            --------            --------
Institutional.............      $                  $                   $                   $
Investor..................      $                  $                   $                   $
A.........................      $                  $                   $                   $
B.........................      $                  $                   $                   $
C.........................      $                  $                   $                   $

AXA ROSENBERG ENHANCED 500 FUND [TO BE UPDATED.]

                                                INSTITUTIONAL   INVESTOR      A              B              C
                                                -------------   --------   --------       --------       --------
SHAREHOLDER FEES (paid directly from your
  investment):
  Maximum Sales Charge (load).................       None         None       3.00%          5.00%          1.50%
  Maximum Sales Charge (Load) Imposed on
    Purchases.................................       None         None       3.00%(a)       None           0.75%
  Maximum Deferred Sales Charge (Load)........       None         None       None           5.00%(b)       0.75%(c)
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends......................       None         None       None           None           None
  Redemption Fee..............................       None         None       None           None           None
  Exchange Fee................................       None         None       None           None           None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

CLASS OF SHARES                                      INSTITUTIONAL   INVESTOR          A          B          C
---------------                                      -------------   --------       --------   --------   --------
Management Fees....................................       0.50%        0.50%          0.50%      0.50%      0.50%
Distribution and Shareholder Service (12b-1)
  Fees.............................................       None         0.25%          0.50%      1.00%      1.00%
Other Expenses(d)..................................           %            %(e)           %          %          %
Total Annual Fund Operating Expenses...............           %            %              %          %          %
                                                          ----         ----           ----       ----       ----
Fee Waiver and/or Expense Reimbursement(f).........           %            %              %          %          %
Net Expenses.......................................       1.00%        1.25%          1.50%      2.00%      2.00%
                                                          ====         ====           ====       ====       ====

------------------------

(a) Class A Shares may be sold at net asset value without payment of any sales charge to the following entities:

    (1) Pension and profit sharing plans, pension funds and other company-sponsored benefit plans; and

    (2) "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered an agreement with the Trust or the Distributor.

(b) The contingent deferred sales charge (CDSC) for Class B Shares decreases by 1% annually to 1% in the fifth year and 0% in the sixth year of ownership. Class B Shares convert to Class A Shares approximately six years after purchase.

(c) The CDSC for Class C Shares of 0.75% applies to shares redeemed within eighteen months of purchase.

(d) Because the Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended), "Other Expenses" are based on estimated amounts for the current fiscal year.

(e) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(f) The Adviser has undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees and extraordinary expenses until further notice (and in any event at least until 3/31/01).

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund

Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

FUND                                      CLASS                                1 YEAR             3 YEARS
----                                      -----                               --------            --------
AXA Rosenberg Enhanced 500 Fund           Institutional...................      $                  $
                                          Investor........................      $                  $
                                          A...............................      $                  $
                                          B...............................      $                  $
                                          C...............................      $                  $

AXA ROSENBERG INTERNATIONAL EQUITY FUND [TO BE UPDATED.]

                                              INSTITUTIONAL   INVESTOR      A              B              C
                                              -------------   --------   --------       --------       --------
SHAREHOLDER FEES (paid directly from your
  investment):
  Maximum Sales Charge (Load)...............    None           None      4.75%          5.00%          2.00%
  Maximum Sales Charge (Load) Imposed on
    Purchases...............................    None           None      4.75% (a)       None          1.00%
  Maximum Deferred Sales Charge (Load)......    None           None       None          5.00% (b)      1.00% (c)
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends....................    None           None       None           None           None
  Redemption Fee............................    None           None       None           None           None
  Exchange Fee..............................    None           None       None           None           None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

CLASS OF SHARES                                    INSTITUTIONAL   INVESTOR          A          B          C
---------------                                    -------------   --------       --------   --------   --------
Management Fees..................................     0.75%        0.75%           0.75%      0.75%      0.75%
Distribution and Shareholder Service (12b-1)
  Fees...........................................     None         0.25%           0.50%      1.00%      1.00%
Other Expenses(d)................................       %            %   (e)         %          %          %
Total Annual Fund Operating Expenses.............       %            %               %          %          %
                                                       -------      -----          -------    -------    -------
Fee Waiver and/or Expense Reimbursement(f).......       %            %               %          %          %
Net Expenses.....................................     1.25%        1.50%           1.75%      2.25%      2.25%
                                                       =======      =====          =======    =======    =======

------------------------

(a) Class A Shares may be sold at net asset value without payment of any sales charge to the following entities:

    (1) Pension and profit sharing plans, pension funds and other company-sponsored benefit plans; and

    (2) "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered an agreement with the Trust or the Distributor.

(b) The contingent deferred sales charge (CDSC) for Class B Shares decreases by 1% annually to 1% in the fifth year and 0% in the sixth year of ownership. Class B Shares convert to Class A Shares approximately six years after purchase.

(i) The CDSC for Class C Shares of 1.00% applies to shares redeemed within eighteen months of purchase.

(d) Because the Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended), "Other Expenses" are based on estimated amounts for the current fiscal year.

(e) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(f) The Adviser has undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees and extraordinary expenses until further notice (and in any event at least until 3/31/01).

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

CLASS                                                1 YEAR             3 YEARS
-----                                               --------            --------
Institutional...................................      $                  $
Investor........................................      $                  $
A...............................................      $                  $
B...............................................      $                  $
C...............................................      $                  $

AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND [TO BE UPDATED.]

                                              INSTITUTIONAL   INVESTOR      A              B              C
                                              -------------   --------   --------       --------       --------
SHAREHOLDER FEES (paid directly from your
  investment):
  Maximum Sales Charge (Load)...............    None           None      5.25%           None          2.00%
  Maximum Sales Charge (Load) Imposed on
    Purchases...............................    None           None      5.25% (a)       None          1.00%
  Maximum Deferred Sales Charge (Load)......    None           None       None          5.00% (b)      1.00% (c)
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends....................    None           None       None           None           None
  Redemption Fee............................    None           None       None           None           None
  Exchange Fee..............................    None           None       None           None           None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

CLASS OF SHARES                                      INSTITUTIONAL   INVESTOR          A          B          C
---------------                                      -------------   --------       --------   --------   --------
Management Fees....................................       1.50%        1.50%          1.50%      1.50%      1.50%
Distribution and Shareholder Service (12b-1)
  Fees.............................................       None         0.25%          0.50%      1.00%      1.00%
Other Expenses(d)
  Dividend Expenses on Securities Sold Short.......       1.00%        1.00%          1.00%      1.00%      1.00%
  Remainder of Other Expenses......................       0.69%        0.69%          0.69%      0.69%      0.69%
  Total............................................       1.69%        1.69%(e)       1.69%      1.69%      1.69%
Total Annual Fund Operating Expenses...............       3.19%        3.44%          3.69%      4.19%      4.19%
                                                          ----         ----           ----       ----       ----
Fee Waiver and/or Expense Reimbursement(f).........       0.69%        0.69%          0.69%      0.69%      0.69%
Net Expenses.......................................           %            %              %          %          %
                                                          ====         ====           ====       ====       ====

------------------------

(a) Class A Shares may be sold at net asset value without payment of any sales charge to the following entities:

    (1) Pension and profit sharing plans, pension funds and other company-sponsored benefit plans; and

    (2) "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered an agreement with the Trust or the Distributor.

(b) The contingent deferred sales charge (CDSC) for Class B Shares decreases by 1% annually to 1% in the fifth year and 0% in the sixth year of ownership. Class B Shares convert to Class A Shares approximately six years after purchase.

(j) The CDSC for Class C Shares of     % applies to shares redeemed within
    eighteen months of purchase.

(d) Because the Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended), "Other Expenses" are based on estimated amounts for the current fiscal year.

(e) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(f) The Adviser has undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) until further notice (and in any event at least until 3/31/01).

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund

Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

CLASS                                                1 YEAR             3 YEARS
-----                                               --------            --------
Institutional...................................      $                  $
Investor........................................      $                  $
A...............................................      $                  $
B...............................................      $                  $
C...............................................      $                  $

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

    Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval.

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND

    The investment objective of the AXA Rosenberg U.S. Small Capitalization Fund is to seek a total return greater than that of the Russell 2000 Index through investment primarily in equity securities of smaller companies (i.e. - companies
that have market capitalizations of up to $   billion, which corresponds with
the market capitalization of the largest company in the Russell 2000 after the reconstitution of the Index on May 31, 2000) that are traded principally in the markets of the United States ("Small Capitalization Securities"). The definition of Small Capitalization Securities may change from time to time to correspond with the market capitalization of the largest company in the Russell 2000. Total return is a combination of capital appreciation and current income (dividend or interest). The Fund does not seek to MAXIMIZE total return but, as indicated above, seeks a total return greater than that of the index referred to above. Because the companies in which the Fund invests typically do not distribute significant amounts of company earnings to shareholders, the Fund's objective will place relatively greater emphasis on capital appreciation than on current income. The Fund's investment objective is non-fundamental and thus may be changed by the Trustees without shareholder approval.

    It is currently expected that, under normal circumstances, most of the Fund's assets will be invested in small capitalization securities. Investments in issuers of small capitalization securities may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks -- Smaller Company Risk."

    During the fiscal year ended March 31, 2000, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions you receive are likely to be ordinary dividends, rather than capital gain distributions.

    FUNDAMENTAL POLICIES. It is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in Small Capitalization Securities.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

    The investment objective of the AXA Rosenberg International Small Capitalization Fund is to seek a total return greater than that of the Cazenove Rosenberg Global Smaller Companies Index excluding the United States ("CRIexUS") through investment primarily in equity securities that are traded principally in securities markets outside of the United States of companies with market
capitalizations of $  million and $   billion at the time of purchase by the
Fund ("International Small Capitalization Companies"). This corresponds with the defining range (as of May 1, 2000) of market capitalization of companies in CRIexUS, which represents the performance of companies in the lowest 15% by market capitalization in mature markets (1) other than the United States. The definition of international small capitalization companies may change from time to time to correspond with the adjustments in the specific market capitalization range of companies included in CRIexUS. Total return is a combination of capital appreciation and current income (dividend or interest). The Fund does not seek to MAXIMIZE total return but, as indicated above, seeks a total return greater than that of the index referred to above. Because the companies in which the Fund invests typically do not distribute significant amounts of company earnings to shareholders, the Fund's objective will place relatively greater emphasis on capital appreciation than on current income. The Fund's investment objective is non-fundamental and thus may be changed by the Trustees without shareholder approval.

    There are no prescribed limits on the Fund's geographic asset distribution, and the Fund has the authority to invest in securities traded in securities markets of any country in the world. It is currently expected that the Fund will invest in approximately twenty-one different countries across three regions -- Europe, Pacific and North America (excluding the United States). Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries.

    Under normal circumstances, at least 90% of the Fund's net assets will be invested in common stocks of international small capitalization companies and it is the non-fundamental policy of the Fund to invest at least 65% of the Fund's total assets in common stocks of international small capitalization companies. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks -- Smaller Company Risk."

    The Fund will not normally invest in securities of United States issuers traded on United States securities markets.

    During the fiscal year ended March 31, 2000, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions you receive are likely to be ordinary dividends, rather than capital gain distributions.

------------------------

(1) The index includes 21 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

AXA ROSENBERG JAPAN FUND

    The investment objective of the AXA Rosenberg Japan Fund is to seek a total return greater than that of the Tokyo Stock Price Index ("TOPIX") of the Tokyo Stock Exchange. TOPIX is a capitalization-weighted index of all stocks in the First Section of the Tokyo Stock Exchange. The Fund will seek to meet this objective primarily through investment in Japanese equity securities, primarily in common stocks of Japanese companies. Total return is a combination of capital appreciation and current income (dividend or interest). The Fund does not seek to MAXIMIZE total return but, as indicated above, seeks a total return greater than that of the index referred to above. The Fund expects that any income it derives will be from dividend or interest payments on securities. The Fund's investment objective is non-fundamental and thus may be changed by the Trustees without shareholder approval.

    It is currently expected that, under normal circumstances, the Fund will invest at least 90% of its net assets in "Japanese Securities," that is, securities issued by entities ("Japanese Companies") that are organized under the laws of Japan and that either have 50% or more of their assets in Japan or derive 50% or more of their revenues from Japan. Although the Fund will invest primarily in common stocks of Japanese Companies, it may also invest in other Japanese Securities, such as convertible preferred stock or debentures, warrants or rights, as well as short-term government debt securities or other short-term prime obligations (I.E., high quality debt obligations maturing not more than one year from the date of issuance). The Fund will not ordinarily purchase warrants or rights, although it may receive warrants or rights through distributions on other securities it owns. In those cases, the Fund expects to sell such warrants and rights within a reasonable period of time following their distribution to the Fund.

    The Fund currently intends to make its investments principally in the securities of Japanese Companies that have an active market for their shares and have been subject for at least two years to the financial accounting rules for a company whose securities are traded on a Japanese securities exchange. In the discretion of the Fund's management, the balance of the Fund's investments may be in companies that do not meet such qualifications, although the nature of the market for the shares will always be an important consideration in determining whether the Fund will invest in such shares. The Fund anticipates that most Japanese equity securities in which it will invest, either directly or indirectly (by means of convertible debentures), will be listed on securities exchanges in Japan.

    Unlike other mutual funds which invest in the securities of many countries, the Fund will invest almost exclusively in Japanese Securities. Generally, the Adviser will not vary the percentage of the Fund's assets which are invested in Japanese Securities based on its assessment of Japanese economic, political or regulatory developments or changes in currency exchange rates. However, the Adviser has from time to time hedged up to 21% of the Fund's portfolio value and reserves the right to hedge up to 100% of the Fund's total assets against a possible decline in the Japanese Securities market by utilizing futures and options on futures on Japanese stock indices as described above.

    Because a high percentage of the Fund's assets will be invested in Japanese Securities, investment in the Fund will involve the general risks associated with investing in foreign securities. See "Principal Risks -- Foreign Investment Risk." In addition, investors will be subject to the market risk associated with investing almost exclusively in stocks of companies which are subject to Japanese economic factors and conditions. Since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between

Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

    During the fiscal year ended March 31, 2000, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions you receive are likely to be ordinary dividends, rather than capital gain distributions.

    INDEX FUTURES. The Fund may also purchase futures contracts or options on futures contracts on TOPIX or the NIKKEI 225 Index ("NIKKEI") for investment purposes. TOPIX futures are traded on the Chicago Board of Trade and NIKKEI futures are traded on the Chicago Mercantile Exchange. See "Certain Investment Techniques and Related Risks -- Stock Index Futures."

    FUNDAMENTAL POLICIES. The Fund will normally invest at least 90% of its net assets in Japanese Securities, and it is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 65% of the Fund's total assets will be invested in Japanese Securities.

AXA ROSENBERG VALUE MARKET NEUTRAL FUND

    The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies designed to maintain limited net exposure to general equity market risk. The Fund measures its return by a comparison to the return on 3-Month U.S. Treasury Bills. The Fund attempts to achieve its objective by taking long positions in stocks principally traded in the markets of the United States that the Adviser has identified as undervalued and short positions in such stocks that the Adviser has identified as overvalued. When the Adviser believes that a security is overvalued relative to other securities in the Fund's long portfolio, it may sell the security short by borrowing it from a third party and selling it at the then current market price. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on the Fund's performance. It is expected that the Fund can achieve a positive return if the securities in the Fund's long portfolio outperform the securities in the Fund's short portfolio. Conversely, it is expected that the Fund will incur losses if the securities in the Fund's long portfolio underperform the securities in the Fund's short portfolio. The Adviser will determine the size of each long or hort position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

    The Fund seeks to construct a diversified portfolio that has limited net exposure to the U.S. equity market risk generally and near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid-capitalization stocks. For purposes of the preceding sentence, the 200 stocks principally traded stocks in the markets of the United States with the largest market capitalizations are considered large capitalization stocks, the next 800 largest stocks are considered mid-capitalization stocks and all other stocks are considered small capitalization stocks. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.

    The Adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. The Adviser attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

    During the fiscal year ended March 31, 2000, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions you receive are likely to be ordinary dividends, rather than capital gain distributions.

AXA ROSENBERG DOUBLE ALPHA MARKET FUND

    The investment objective of the AXA Rosenberg Double Alpha Market Fund is to seek a total return greater than the return of the S&P 500 Index. The Fund seeks to achieve its objective by investing in shares of the AXA Rosenberg Value Market Neutral Fund (or the AXA Rosenberg Multi-Strategy Market Neutral Fund, once that Fund becomes operational) while simultaneously utilizing S&P 500 Index Futures, options on S&P 500 Index Futures, equity swap contracts or a combination thereof to gain exposure to the equity market as measured by the S&P 500 Index. Once the AXA Rosenberg Multi-Strategy Market Neutral Fund becomes operational, the Fund will invest in that Fund instead of the AXA Rosenberg Value Market Neutral Fund. The Trust expects that AXA Rosenberg Multi-Strategy
Market Neutral Fund to become operational on or about             , 2000. If
that Fund becomes operational either significantly sooner or significantly later
than             , 2000, the Trust will supplement this prospectus to reflect that variance from its expectations. The Fund has received an exemptive order from the Securities and Exchange Commission allowing it to invest in securities other than those described in Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (the "1940 Act") while investing without limit in other Funds of the Trust. Once the Fund has indirectly constructed a diversified long and short portfolio through the purchase of shares of the AXA Rosenberg Value Market Neutral Fund (or the AXA Rosenberg Multi-Strategy Market Neutral Fund, once that Fund becomes operational), the Fund will purchase S&P 500 Index Futures, options on S&P 500 Index Futures or equity swap contracts in an amount approximately equal to the net asset value of the Fund in order to gain full net exposure to the U.S. equity market as measured by the S&P 500 Index.

    The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index.

    As noted above, the Fund may engage in equity swap contracts, through which a counterparty generally agrees to pay the amount, if any, by which the agreed upon or "notional" amount specified in the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, I.E., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Equity swap contracts involve special risks that are described in the Principal Risks section.

    During the fiscal year ended March 31, 2000, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions you receive are likely to be ordinary dividends, rather than capital gain distributions.

AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND

    The investment objective of the AXA Rosenberg Select Sectors Market Neutral Fund is to seek long-term capital appreciation while maintaining minimal exposure to general equity market risk. The Fund seeks a total return greater than the return on 3-month U.S. Treasury Bills. The Fund attempts to achieve its investment objective by taking long positions primarily in the 500 largest capitalization stocks principally traded in the markets of the United States that the Adviser has identified as undervalued and short positions in such stocks that the Adviser has identified as overvalued. When the Adviser believes that a security is overvalued relative to other securities in the Fund's long portfolio, it may sell the security short by borrowing it from a third party and selling it at the then current market price. By taking long and short positions in different stocks, the Fund attempts to cancel out the effect of general stock market movements on the Fund's performance. It is expected that the Fund can achieve a positive return if the securities in the Fund's long portfolio outperform the securities in the Fund's short portfolio. Conversely, it is expected that the Fund will incur losses if the securities in the Fund's long portfolio underperform the securities in the Fund's short portfolio.

    The Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally. It is currently expected that the long and short positions of the Fund will be invested primarily in the 500 largest capitalization stocks principally traded in the markets of the United States. Under normal circumstances, the Adviser's stock selection models will result in the Fund's long and short positions being overweighted in different sectors (including industries within different sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing the risk of the Fund and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by the Adviser's stock selection models. The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

    The Adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. The Adviser attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury.

    During the fiscal year ended March 31, 2000, the Fund engaged in active and frequent trading. Because of the frequency with which the Fund buys and sells portfolio securities, a larger portion of distributions you receive are likely to be ordinary dividends, rather than capital gain distributions.

AXA ROSENBERG ENHANCED 500 FUND

    The Fund seeks to outperform the total return of the S&P 500 Composite Index (the "S&P 500") while maintaining a level of risk similar to that associated with the S&P 500 generally. The S&P 500 is an unmanaged weighted index of 500 industrial, transportation, utility and financial companies and is widely regarded by investors as representative of the U.S. stock market. Total return is a combination of capital appreciation and current income (dividend or interest). The Fund does not seek to MAXIMIZE total return but, as indicated above, seeks a total return greater than that of the S&P 500.

    The Fund seeks to achieve its investment objective by investing in companies that are included in the S&P 500 ("S&P 500 Companies"). The Fund generally will overweight investments in S&P 500 Companies that the Adviser expects to outperform the S&P 500 and underweight, or avoid altogether, investments in such companies that the Adviser expects to underperform the S&P 500.

AXA ROSENBERG INTERNATIONAL EQUITY FUND

    The Fund seeks a total return greater than that of the Morgan Stanley Capital International Europe Australasia, Far East Index (the "MSCI-EAFE Index"). The MSCI-EAFE Index is a well-known, international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East. Total return is a combination of capital appreciation and current income (dividend or interest). The Fund does not seek to MAXIMIZE total return but, as indicated above, seeks a total return greater than that of the MSCI-EAFE Index.

    The Fund invests in common stocks of large foreign companies. In selecting securities for the Fund, the Adviser seeks to match the capitalization profile of the MSCI-EAFE Index, a predominantly large company index with average capitalization in excess of $50 billion. Although the Fund invests primarily in the stocks of companies that comprise the MSCI-EAFE Index, it may invest up to 40% of its as sets in the stocks of companies which are not part of the MSCI-EAFE Index but which have characteristics (such as, for example, the size of the company's market capitalization, the general type of industry to which the company's activities relate and country in which the company operates) similar to those of the MSCI-EAFE companies.

    There are no prescribed limits on the Fund's geographic asset distribution, and the Fund has the authority to invest in securities traded in securities markets of any country in the world. It is currently expected that the Fund will invest in approximately 20 different countries across three regions -- Europe, the Far East and Australia. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances, the Fund's investments will involve securities principally traded in at least three different countries.

    The Fund will not normally invest in securities of United States issuers traded on United States securities markets.

AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND

    The Fund seeks long term growth of capital while maintaining minimal net exposure to general equity market risk by investing primarily in stocks from across all capitalization ranges that are traded principally in the markets of the United States, Japan and the United Kingdom. The Fund measures its return by a comparison to the return on 3-Month U.S. Treasury Bills.

    The Fund seeks to achieve its investment objective by buying common stocks that the Adviser believes are undervalued and by "selling short" such stocks that the Adviser believes are overvalued. When the Adviser believes that a security is overvalued relative to other securities in the Fund's long portfolio, it may sell the security short by borrowing it from a third party and selling it at the then current market price. The Adviser's computerized investment process is designed to maintain continually approximately equal dollar amounts invested in long and short positions.

    By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of, and the risk associated with, general stock market movements of each of the countries the Fund invests in. Within markets, the Fund also seeks "style neutrality," i.e., risk and reward uncorrected with value and growth cycles. Given this use of long and short positions, the Fund expects that its shares will increase in value if the securities in its long portfolio outperform the securities in its short portfolio. By contrast, the Fund expects that its shares will decline in value if the securities in its short portfolio outperform the securities in its long portfolio. The Fund's return is therefore designed to be independent of general movements in global equity markets.

    The Adviser's stock selection models may result in the Fund's long and short positions being overweighted in different sectors (including industries within different sectors). In other words, the Fund may take long positions in a sector of the market that are not offset by short positions in that sector and vice versa. Consequently, the Fund may have net exposures to different industries and sectors of the market, thereby increasing the risk of the Fund and the opportunity for loss should the stocks in a particular industry or sector not perform as predicted by the Adviser's stock selection models. The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

    The Adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. The Adviser attempts to achieve returns for the Fund's shareholders which exceed the benchmark. an investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury.

                                PRINCIPAL RISKS

    The value of your investment in a Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a particular Fund's investments as a whole. Any Fund could be subject to additional risks because the types of investments made by the Funds can change over time.

                            PRINCIPAL RISKS BY FUND

                                                   RISKS
                                                     OF
                                                  S&P 500
                                      SPECIAL      INDEX       RISKS       SMALL
                                       RISKS      FUTURES       OF          AND                  RISKS
                                        OF          AND       EQUITY     MID-SIZED                 OF
                       INVESTMENT     FOREIGN     RELATED      SWAP       COMPANY    CURRENCY    SHORT     PORTFOLIO   MANAGEMENT
                         RISKS      INVESTMENTS   OPTIONS    CONTRACTS     RISK        RISK      SALES     TURNOVER       RISK
                       ----------   -----------   --------   ---------   ---------   --------   --------   ---------   ----------
AXA Rosenberg U.S.
  Small
  Capitalization Fund      X                                                 X                                 X           X
AXA Rosenberg
  International Small
  Capitalization Fund      X             X                                   X          X                      X           X
AXA Rosenberg Japan
  Fund                     X             X                                              X                      X           X
AXA Rosenberg Value
  Market Neutral Fund      X                                                 X                     X           X           X
AXA Rosenberg Double
  Alpha Market Fund        X                         X           X          X*                    X*           X           X
AXA Rosenberg Select
  Sectors Market
  Neutral Fund             X                                                                       X           X           X
AXA Rosenberg
  Enhanced 500 Fund        X                                                                                   X           X
AXA Rosenberg
  International
  Equity Fund              X             X                                              X                      X           X
AXA Rosenberg
  Multi-Strategy
  Market Neutral Fund      X             X                                   X          X          X           X           X


                                    JAPANESE        RISKS
                       PORTFOLIO   SECURITIES        OF
                         RISK         RISK      OVERWEIGHTING
                       ---------   ----------   -------------
AXA Rosenberg U.S.
  Small
  Capitalization Fund
AXA Rosenberg
  International Small
  Capitalization Fund
AXA Rosenberg Japan
  Fund                                  X
AXA Rosenberg Value
  Market Neutral Fund      X
AXA Rosenberg Double
  Alpha Market Fund       X*
AXA Rosenberg Select
  Sectors Market
  Neutral Fund             X                          X
AXA Rosenberg
  Enhanced 500 Fund
AXA Rosenberg
  International
  Equity Fund
AXA Rosenberg
  Multi-Strategy
  Market Neutral Fund      X                          X

------------------------------

* This risk is incurred indirectly by virtue of the Fund's investment in the AXA Rosenberg Value Market Neutral Fund or, once it becomes effective, the AXA Rosenberg Multi-Strategy Market Neutral Fund.

    INVESTMENT RISKS. An investment in the Funds involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting a Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers. Investment in shares of the Funds is, like investment in common stocks, more volatile and risky than some other forms of investment. Also, each of the AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Select Sectors Market Neutral Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund (collectively, the "Market Neutral Funds") is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with other stock mutual funds.

    SPECIAL RISKS OF FOREIGN INVESTMENTS. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). A foreign government may expropriate or nationalize invested assets, or impose withholding taxes on dividend or interest payments. A Fund may be unable to obtain and enforce judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

    RISKS OF S&P 500 INDEX FUTURES AND RELATED OPTIONS. The AXA Rosenberg Double Alpha Market Fund may invest in S&P 500 Index futures and related Options. An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the S&P 500 Index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the S&P 500 Index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. The AXA Rosenberg Double Alpha Market Fund will realize a loss if the value of the S&P 500 Index declines between the time the Fund purchases an Index Future or takes a long position in an Index Future and may realize a gain if the value of the S&P 500 Index rises between such dates.

    The AXA Rosenberg Double Alpha Market Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Positions in Index Futures may be closed out by the Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Future during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such event, it may not be possible for the Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (payments to and from a broker made on a daily basis as the price of the Index Future fluctuates). The futures market may also attract more speculators than does the securities market, because deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause price distortions. In addition, the price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions.

    Further, when the AXA Rosenberg Double Alpha Market Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. government securities or other high grade liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

    The ability to establish and close out positions in options on future contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the AXA Rosenberg Double Alpha Market Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

    RISKS OF EQUITY SWAP CONTRACTS. The AXA Rosenberg Double Alpha Market Fund may engage in equity swap contracts, through which a counterparty generally agrees to pay the amount, if any, by which the agreed upon or "notional" amount specified in the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, I.E., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. If there is a default by the counterparty to an equity swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. The Fund's use of equity swap contracts may result in the Fund realizing more income subject to tax at ordinary income tax rates than it would if it did not engage in equity swap contracts.

    There is no assurance that the equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the AXA Rosenberg Double Alpha Market Fund will succeed in pursing contractual remedies. Pursing contractual remedies will also entail additional expense for the Fund. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts. The Fund will closely monitor the credit of equity swap contract counterparties in order to minimize this risk. The Fund will not use equity swap contracts for leverage.

    The AXA Rosenberg Double Alpha Market Fund will not enter into any equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. In addition, the staff of the Securities and Exchange Commission considers equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not invest in equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's net assets.

    The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each equity swap contract will be accrued on a daily basis, and an amount of cash, U.S. government securities or other liquid securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. The Fund does not believe that the Fund's obligations under equity swap contracts are senior securities, so long as such a segregated account is maintained, and accordingly, the Fund will not treat them as being subject to its borrowing restrictions.

    SMALL AND MID-SIZE COMPANY RISK. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, which may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Therefore, the prices of such securities tend to be more volatile than the prices of securities of companies with larger market capitalizations. As a result, the absolute values of changes in the price of securities of companies with small or mid-sized market capitalizations may be greater than those of larger, more established companies.

    CURRENCY RISK. As a result of their investments in securities denominated in, and/or receiving revenues in, foreign currencies, the International Equity Portfolios of the Trust (I.E. the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg AXA Rosenberg Japan Fund, the AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund) will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar. In that event, the dollar value of these types of investments would be adversely affected.

    RISKS OF SHORT SALES. When the Adviser believes that a security is overvalued, it may cause one or more of the Market Neutral Funds to sell the security short by borrowing it from a third party and selling it at the then current market price. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund replaces it. The Fund may incur a gain if the price of the borrowed security decreases during that period of time. No Fund can guarantee that it will be able to replace a security at any particular time or at an acceptable price.

    While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender. By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and this price may rise indefinitely.

    Short sales also involve other costs. Each Market Neutral Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

    Until the relevant Fund replaces a borrowed security, it will maintain daily a segregated account with its Custodian containing cash, U.S. government securities, or other liquid securities. The amount deposited in the segregated account plus any amount deposited as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian. No Fund will make a short sale if after giving effect to the sale the market value of all securities sold short would exceed 100% of the value of such Fund's net assets.

    PORTFOLIO TURNOVER. The consideration of portfolio turnover will not constrain the Adviser's investment decisions. Each of the Funds is actively managed and, in some cases, each Fund's portfolio turnover may exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Such costs will reduce the relevant Fund's return. A higher portfolio turnover rate may also result in the realization of substantial net short-term gains, which are taxable as ordinary income to shareholders when distributed.

    MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the risk that Adviser will make poor stock selections. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that the Adviser will produce the desired results. In some cases, certain investments may be unavailable or the Adviser may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to a particular Fund or Funds.

    Each Market Neutral Fund will lose money if the Adviser fails to purchase, sell or sell short different stocks such that the securities in the relevant Fund's long portfolio outperform the securities in the Fund's short portfolio. In addition, management risk is heightened for those Funds because the Adviser could make poor stock selections for both the long and the short portfolios. Also, the Adviser may fail to construct a portfolio for a Market Neutral Fund that has limited exposure to general equity market risk or that has limited exposure to specific industries (in the case of the AXA Rosenberg Value Market Neutral Fund), specific capitalization ranges and certain other risk factors.

    PORTFOLIO RISK. Although each of the Market Neutral Funds seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that the Adviser will fail to construct for any given Fund a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization or other risk factors.

    JAPANESE SECURITIES RISK. Investment in the AXA Rosenberg Japan Fund will involve foreign investment risk because that Fund will invest almost exclusively in Japanese Securities. In addition, investors will be subject to the market risk associated with investing almost exclusively in stocks of companies which are subject to Japanese economic factors and conditions. Since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally.

    RISK OF OVERWEIGHTING. This is the risk that, by overweighting investments in certain sectors or industries of the stock market, the AXA Rosenberg Select Sectors Market Neutral Fund and/or the AXA Rosenberg Multi-Strategy Market Neutral Fund will suffer a loss because of general advances or declines on the prices of stocks in those sectors or industries.

           CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS

    The Funds have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. A brief description of certain of these investment instruments and the risks associated with them appears below. You can find more detailed information in the Trust's Statement of Additional Information ("SAI").

    CERTAIN ADDITIONAL TECHNIQUES OF THE AXA ROSNBERG U.S. SMALL CAPITALIZATION FUND, AXA ROSENBERG VALUE MARKET NEUTRAL FUND, AXA ROSENBERG DOUBLE ALPHA MARKET FUND, AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND AND AXA ROSENBERG ENHANCED 500 FUND. To meet redemption requests or for investment purposes, each of these Funds may temporarily hold a portion of its assets in full faith and credit obligations of the United States government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (I.E., rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing.

    FOREIGN EXCHANGE TRANSACTIONS. The International Equity Portfolios do not currently intend to hedge the currency risk associated with investments in securities denominated in foreign currencies. However, in order to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Equity Portfolios reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts; that is, to agree to buy or sell a specified currency at a specified price and future date. The International Equity Portfolios also reserve the right to purchase currency futures contracts and related options thereon for similar purposes. For example, if the Adviser anticipates that the value of the yen will rise relative to the dollar, a Fund could purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against a currency-related increase in the price of yen-denominated securities such Fund intends to purchase. If the Adviser anticipates a fall in the value of the yen relative to the dollar, a Fund could sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If the International Equity Portfolios change their present intention and decide to utilize hedging strategies, futures contracts and related options will be used only as a hedge against anticipated currency rate changes (not for investment purposes) and all options on currency futures written by a Fund will be covered. These practices, if utilized, may present risks different from or in addition to the risks associated with investments in foreign currencies.

    STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. A Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases an Index Future and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

    In connection with a Fund's investment in common stocks, each Fund may invest in Index Futures while the Adviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A Fund may also invest in Index Futures when the Adviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (E.G., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a Fund. A Fund may also use Index Futures in order to hedge its equity positions.

    In contrast to purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a futures contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

    A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

    A Fund's use of Index Futures involves risk. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. The futures market may also attract more speculators than does the securities market, because deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause price distortions. In addition, the price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market disturbances.

    A Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission would be greater than 5% of the Fund's total assets. In addition to margin deposits, when a Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. Government securities or other high grade liquid securities in a segragated account with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

    Further, the ability to establish and close out positions in options on future contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the relevant Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including
(a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attemped enforcement.

    LOANS OF PORTFOLIO SECURITIES. Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser to be of relatively high credit standing.

    ILLIQUID SECURITIES. Each Fund may purchase "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

    FOREIGN INVESTMENTS BY THE AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND, THE AXA ROSENBERG VALUE MARKET NEUTRAL FUND AND THE AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND. Although they invest primarily in securities principally traded in U.S. markets, these Funds may occasionally invest in (and, in the case of the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Select Sectors Market Neutral Fund, engage in short sales with respect to) stocks of foreign companies that trade on U.S. markets. Investments in securities of Foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). A Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND

    The dominance of small cap growth stocks over small cap value stocks during the last fiscal year was a difficult market environment for the Fund. The Adviser's stock selection models tend to favor stocks that are seen as underpriced relative to their fundamental financial characteristics when compared with other similar stocks. This tendency leads to a portfolio with a modest value bias. In such an extreme growth environment, this value bias hurt the performance of the Fund relative to its benchmark.

    While the Fund's value exposures detracted from relative performance, other risk factor and industry exposures contributed positively to performance. The Fund's slight positive exposure to stocks with positive price momentum (relative strength risk factor) helped the most as the return associated with this feature of stocks rose to historic highs. Among industries, an overexposure to the electronics industry (2.8% above the Russell 2000 index exposure) during the past 12 months boosted relative performance.

    The bulk of the Fund's underperformance was attributable to the independent effect of stock selection and not the aggregate influence of risk factor and industry exposures. This result is not surprising given the Fund's tight management of risk factor and industry exposures and given the types of stocks that were rewarded and punished by investors over the past 12 months. Fundamental to the Adviser's stock selection process is the belief that a portfolio of stocks that produce more future earnings per dollar of initial cost (an

"earnings advantage") than the benchmark should be rewarded with above benchmark performance. In the past year, the stocks held by the Fund did consistently produce more future earnings per dollar of cost than the benchmark; however, investors did not reward these superior earnings. In fact, investors strongly favored stocks with no earnings or negative earnings. In environments like these, when investors do not focus on reconciling current stock prices with likely future earnings or other fundamental measures of value, the Adviser's stock selection performance will suffer.

                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)

                                  [To be updated.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


$ MILLIONS  US SMALL CAP SERIES  RUSSELL 2000
1989                 $1,000,000    $1,000,000
1990                 $1,074,145    $1,055,330
1991                 $1,090,875    $1,126,901
1992                 $1,263,166    $1,363,735
1993                 $1,547,461    $1,566,262
1994                 $1,745,950    $1,738,538
1995                 $1,959,423    $1,834,212
1996                 $2,658,626    $2,367,285
1997                 $3,177,964    $2,488,269
1998                 $4,606,424    $3,533,668
1999                 $3,659,382    $2,959,009

$3,659,382 Portfolio $2,959,009 Benchmark
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED 3/31/99) [TO BE UPDATED.]

                                            PAST            PAST        PAST      SINCE INCEPTION*   SINCE INCEPTION*
                                          ONE YEAR       FIVE YEARS   TEN YEARS      (10/22/96)         (1/21/97)
                                       ---------------   ----------   ---------   ----------------   ----------------
Institutional Shares.................           -20.56%     15.95%      13.85%
Investor Shares......................           -20.75%                                 8.60%
Adviser Shares.......................           -20.70%                                                    4.82%
Russell 2000 Index...................           -16.26%     11.22%      11.46%          7.37%              4.12%

------------------------

* Inception dates: October 22, 1996 for Investor Shares and January 21, 1997 for Adviser Shares.

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLE REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE PERFORMANCES. THE PERFORMANCE OF ADVISER SHARES AND INVESTOR SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASSES.

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

    For the year ending March 31, 2000, the Fund outperformed its benchmark. The outperformance was a combination of stock selection and risk management. The portfolio had a slight value bias, which hurt performance during the fourth quarter of 1999, but on average, helped over the whole year. The Adviser strives to add value consistently through bottom-up stock selection and avoids heavy bets on countries and industries. The portfolio closely tracks the country and industry exposures of the benchmark. As a result, the contributions to the outperformance from industry and country selection were positive but modest, whereas stock selection accounted for most of the outperformance. In particular, the Manager's stock selection models worked well in Europe.

             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)

                                  [To be updated.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


$ MILLIONS  INT'L SMALL CAP SERIES   CRIEXUS    SALOMON SMITH BARNEY WORLD EX US EMI
1996                    $1,000,000  $1,000,000                            $1,000,000
1997                    $1,013,000    $991,182                            $1,089,046
1998                    $1,038,436    $995,775                              $975,381
1999                      $946,721    $883,210                              $798,555

$946,721 Portfolio $883,210 Benchmark $798,555 Benchmark
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED 3/31/99) [TO BE UPDATED.]

                                                            PAST ONE       SINCE INCEPTION*   SINCE INCEPTION*
                                                              YEAR            (9/23/96)          (10/29/96)
                                                         ---------------   ----------------   ----------------
Institutional Shares...................................            -8.83%            -2.15%
Investor Shares........................................            -9.16%                               -2.66%
Salomon Smith Barney World ex US EMI...................           -18.13%            -8.61%             -7.78%
CRIexUS Index**........................................           -11.30%            -4.85%             -5.02%

------------------------

* Inception Dates: September 23, 1996 for Institutional Shares; October 29, 1996 for Investor Shares.

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLE REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS. THE PERFORMANCE OF INVESTOR SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASSES.

AXA ROSENBERG JAPAN FUND

    The Fund gained more than 45% but under-performed its benchmark by more than 11% for the year ended March 31, 2000. The unprecedented performance spread between growth stocks and value stocks, especially during the second half of the year as high flying large growth stocks drove the market, created an unfavorable market environment for the Fund. Stock selection and the portfolio's negative exposure to relative strength (measure of trailing 12-month price performance) were the major contributors to the Fund's underperformance. The Adviser's stock selection models, based on fundamental analysis, favor value stocks. In a momentum market, driven by growth stocks with relative strength, the models are unable to reconcile current prices with the underlying company fundamentals.

                            AXA ROSENBERG JAPAN FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)

                                  [To be updated.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$ Millions

      JAPAN SERIES    TOPIX
1989    $1,000,000  $1,000,000
1990      $835,992    $764,258
1991      $852,236    $763,343
1992      $672,513    $585,714
1993      $768,292    $689,935
1994      $924,653    $851,308
1995    $1,006,408    $849,462
1996      $993,949    $887,082
1997      $708,883    $646,116
1998      $539,666    $551,502
1999      $624,288    $635,573

$635,573 BENCHMARK  $624,288 PORTFOLIO

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED 3/31/99) [TO BE UPDATED.]

                                                         PAST              PAST             PAST        SINCE INCEPTION*
                                                       ONE YEAR         FIVE YEARS       TEN YEARS         (10/22/96)
                                                    ---------------   --------------   --------------   ----------------
Institutional Shares..............................            15.68%           -7.56%           -4.60%
Investor Shares...................................            15.50%                                             -14.67%
TOPIX.............................................            15.24%           -5.68%           -4.43%            -9.98%

------------------------

*   Inception date: October 22, 1996 for Investor Shares.

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLES REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE PERFORMANCES. THE PERFORMANCE OF INVESTOR SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASS.

AXA ROSENBERG VALUE MARKET NEUTRAL FUND

    The year ending March 31, 2000 was extremely difficult for the Fund. The Fund underperformed its benchmark by more than -19%.

    The Adviser's stock selection models produce long and short portfolios with a consistent net exposure to value characteristics, as well as a bias toward companies whose stock is less frequently traded. When the long portfolio is compared to the short portfolio, it is possible to gauge approximately how much was gained and lost due to the net portfolio characteristics. The two largest risk exposures reflect the value bias in the net portfolio: positive exposure to earnings/price and book/price. The negative exposure to trading activity indicates the net portfolio's moderate dislike of stocks that are frequently traded. Of particular significance over the last year (especially the first quarter of 2000) was the positive exposure to relative strength, a measure of price momentum.

    Exposure to common risk factors contributed -5.18% to the Fund's underperformance. The positive exposures to earnings/price and yield, -2.89% and -1.97% respectively, negatively impacted performance. In comparison, the bias toward stocks whose performance is momentum driven made the most significant positive contribution to return because of the very large contribution of relative strength (+6.75%). The exposure to trading activity (-3.78) worked to further dampen performance for the same reason.

    The bulk of the Fund's underperformance is UNEXPLAINED by common risk factor exposures. The most significant factor was stock selection. Reviewing the types of stocks that were rewarded (and the types that were punished) over the last year gives insight into why the contribution attributable to stock selection was so negative. Fundamental to the Adviser's stock selection process is the belief that a portfolio with a net earnings advantage will be rewarded. Though the stocks that the Adviser bought long did consistently produce more future earnings per dollar of cost than the stocks sold short, the market did not reward earnings. In fact, at certain times over the year, the market seemed to be actively penalizing stocks with good long-term earnings prospects in favor of those with no earnings or negative earnings. In sum, the Adviser's stock selection process will suffer when investors are not interested in reconciling current prices with future earnings or other fundamental measures of value.

    The AXA Rosenberg Value Market Neutral Fund has a value orientation. In very general terms, this value orientation implies that the Fund's performance will be affected by many of the same economic factors that influence the performance of all value stocks and strategies. There is, in fact, a positive correlation between the outperformance of the Fund and the outperformance of a passive value strategy. As a supplement to the 3-month U.S. T-Bill (the official benchmark for the Fund), we suggest that investors consider a benchmark that reflects the Fund's alpha and the market's value/growth cycle.

    The supplemental benchmark listed below is defined as the return over the evaluation period to: 3-month U.S. T-Bills + 0.35 (Russell 2500 Value Index -- Russell 2500 Growth Index). Using this formula, the supplemental benchmark's monthly returns will ebb and flow along with the performance of value at large. By monitoring this supplemental benchmark -- and the Fund's relative performance -- the investor will be able to guage value versus growth cycles in the market, and measure the Fund's performance relative to a benchmark with a value orientation.

                    AXA ROSENBERG VALUE MARKET NEUTRAL FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)

                                  [To be updated.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$ Millions

      AXA ROSENBERG MARKET NEUTRAL FUND  3-MONTH U.S. TREASURY BILLS
1997                         $1,000,000                   $1,000,000
1998                           $997,000                   $1,014,083
1999                           $924,000                   $1,063,832

$1,063,832 BENCHMARK  $924,000 PORTFOLIO

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED 3/31/99) [TO BE UPDATED.]

                                                                   PAST        SINCE INCEPTION*   SINCE INCEPTION*
                                                                 ONE YEAR         (12/16/97)         (12/18/97)
                                                              --------------   ----------------   ----------------
Institutional Shares........................................           -7.31%            -5.94%
Investor Shares.............................................           -7.66%                               -6.32%
3-Month U.S. T-Bills........................................            4.80%             5.07%              5.04%
Supplemental Benchmark......................................          -12.50%            -5.56%             -5.73%

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLE REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE PERFORMANCES. THE PERFORMANCE OF INVESTOR SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASS.

AXA ROSENBERG DOUBLE ALPHA MARKET FUND

    The Fund underperformed its benchmark for the year ended March 31, 2000, by more than -20.5%. The Fund holds S&P 500 Index Futures contracts and shares in the AXA Rosenberg Value Market Neutral Fund. The Institutional shares of the AXA Rosenberg Value Market Neutral Fund returned -14.13% for year. Investment in S&P 500 Futures also contributed negatively to performance during the year by slightly more than -6%.

                     AXA ROSENBERG DOUBLE ALPHA MARKET FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)

                                  [To be updated.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$ Millions

      AXA ROSENBERG DOUBLE
       ALPHA MARKET FUND     S&P 500
1998            $1,000,000  $1,000,000
1999            $1,005,299  $1,157,459

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

   AVERAGE ANNUAL TOTAL RETURN* (FOR PERIODS ENDED 3/31/99) [TO BE UPDATED.]

                                                              SINCE INCEPTION
                                                              ---------------
AXA Rosenberg Double Alpha Market Fund (Institutional
  Shares)
  (Inception date 4/22/98)..................................        0.53%
AXA Rosenberg Double Alpha Market Fund (Investor Shares)
  (Inception date 4/22/98)..................................        0.18%
S&P 500.....................................................       15.75%

------------------------

*

    THE NUMBERS REPORTED IN BOTH THE GRAPH AND THE TABLE REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE PERFORMANCES. THE PERFORMANCE OF INVESTOR SHARES WILL BE LOWER THAN THE PERFORMANCE OF INSTITUTIONAL SHARES BECAUSE OF THE HIGHER FEES PAID BY SHAREHOLDERS INVESTING IN SUCH CLASS.

AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND

    For the year ended on March 31, 2000, the Fund outperformed its benchmark, U.S. 90-day Treasury Bills, by more than 4%. In addition to the positive contributions from the exposures to relative strength (measure of trailing 12-month price performance) (+4.99%) and to trading activity (measure of trailing 12-month share turnover) (+3.17%) during this period, the Fund benefited from long industry exposures to office machinery (+2.87%), services (+1.96%) and electric utilities (+1.49%). Short industry exposures to drugs (-2.59%), paper (-0.77%) and media (-0.67%) contributed negatively to performance. Stock selection further dampened performance (-4.72%).

                AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
            (BASED ON THE PERFORMANCE OF INSTITUTIONAL SHARES ONLY)

                                 [To be provided.]

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED MARCH 31, 2000) [TO BE UPDATED.]

                                                                           SINCE                SINCE
                                                                        INCEPTION OF        INCEPTION OF
                                                           PAST     INSTITUTIONAL SHARES   INVESTOR SHARES
                                                         ONE YEAR        (10/19/98)          (11/11/98)
                                                         --------   --------------------   ---------------
Institutional Shares...................................    9.82%            10.43%
Investor Shares........................................    9.39%                                10.29%
3-Month U.S. T-Bills...................................    4.94%             4.92%               4.99%

                  THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY

    The Adviser attempts to add value relative to each designated benchmark through a quantitative stock selection process and seeks to diversify investment risk across the holdings in each of the Funds. In seeking to outperform each Fund's designated benchmark, the Adviser also attempts to control risk in the Fund's portfolio relative to the securities constituting that benchmark. Since each Fund is substantially invested in equities at all times, the Adviser does not earn extraordinary return, or "alpha," by timing the market. The Adviser seeks to avoid constructing portfolios that significantly differ from the relevant benchmark with respect to characteristics such as market capitalization, historic volatility or "beta," and industry weightings. Each Fund seeks to have exposure to these factors similar to that of the designated benchmark.

INVESTMENT PHILOSOPHY

    The Adviser's investment strategy is based on the belief that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental value." The Adviser believes that market prices will converge towards fundamental value over time, and that therefore, if the Adviser can accurately determine fundamental value, and can apply a disciplined investment process to select those stocks that are currently undervalued (in the case of purchases) or overvalued (in the case of short sales), the Adviser will outperform a Fund's benchmark over time.

    The premise of the Adviser's investment philosophy is that there is a link between the price of a stock and the underlying financial and operational characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. The Adviser identifies and purchases those stocks that are undervalued (I.E., they are currently cheaper than similar stocks with the same characteristics) and sells (or engages in short sales in the case of the Market Neutral Funds) those stocks that are overvalued (I.E., they are currently more expensive than similar stocks with the same characteristics). The Adviser believes that the market will recognize the "better value" and that the mispricings will be corrected as the stocks in the Fund's portfolios are purchased or sold by other investors.

    In determining whether or not a stock is attractive, the Adviser estimates the company's current fundamental value, changes in the company's future earnings and investor sentiment toward the stock. The Adviser identifies and causes a Fund to purchase undervalued stocks and to hold them in the Fund's portfolio until the market recognizes and corrects for the mispricings. Conversely, the Adviser identifies and causes a Fund to sell (or sell short, in the case of the Market Neutral Funds) overvalued stocks.

DECISION PROCESS

    The Adviser's decision process is a continuum. Its research function develops models that analyze the more than 14,000 securities in the global universe. These models include analyses of both fundamental data and historical price performance. The portfolio management function optimizes each portfolio's composition, executes trades, and monitors performance and trading costs.

    The essence of the Adviser's approach is attention to important aspects of the investment process. Factors crucial to successful stock selection include:
(1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and
(3) insightful definitions of similar businesses. The Adviser assimilates, checks and structures the input data on which its models rely. The Adviser believes that if the data is correct, the recommendations made by the system will be sound.

STOCK SELECTION

    Fundamental valuation of stocks is key to the Adviser's investment process, and the heart of the valuation process lies in the Adviser's proprietary Appraisal Model. Analysis of companies in the United States and Canada is conducted in a single unified model. The Appraisal Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese companies) are analyzed in a nearly global model, which includes the United States and Canada as a further basis for comparative valuation, but which excludes Japan. Japanese companies are analyzed in an independent national model. The Appraisal Model incorporates the various accounting standards that apply in different markets and makes adjustments to ensure meaningful comparisons.

    An important feature of the Appraisal Model is the classification of companies into one or more of 170 groups of "similar" businesses. Each company is broken down into its individual business segments. Each segment is compared with similar segments of other companies doing business in the same geographical market and, in most cases, in different markets. The Adviser appraises the company's assets, operating earnings and sales within each business segment, using the market's valuation of the relevant category of business as a guide where possible. The Adviser then puts the segment appraisals together to create balance sheet, income statement, and sales valuation models for each total company, while adjusting the segment appraisals to reflect variables which apply only to the total company, such as taxes, capital structure, and pension funding.

    The Adviser's proprietary Near-Term Prospects Model attempts to predict the earnings change for companies over a one-year period. This Model examines, among other things, measures of company profitability, measures of operational efficiency, analysts earnings estimates and measures of investor sentiment, including broker recommendations, earnings surprise and prior market performance. In different markets around the world, the Adviser has different levels of investor sentiment data available and observes differing levels of market response to the model's various predictors.

    The Adviser combines the results of the Near-Term Prospects Model with the results of the Appraisal Model to determine the attractiveness of a stock for purchase or sale.

OPTIMIZATION

    The Adviser's portfolio optimization system attempts to construct a Fund portfolio that will outperform the relevant benchmark. The optimizer simultaneously considers both the recommendations of the Adviser's stock selection models and the risks in determining portfolio transactions. No transaction will be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.

TRADING

    The Adviser's trading system aggregates the recommended transactions for a Fund and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

    In the United States, the network arrangements the Adviser has developed with Instinet Matching System (IMS) and Portfolio System for Institutional Trading (POSIT) facilitate large volume trading with little or no price disturbance and low commission rates.

    Accommodative trading (also referred to herein as the Adviser's "match system") allows institutional buyers and sellers of stock to electronically present the Adviser with their "interest" lists each morning. Any matches between the inventory that the brokers have presented and the Adviser's own recommended trades are signaled to the Adviser's traders. Because the broker is doing agency business and has a client on the other side of the trade, the Adviser expects the other side to be accommodative in setting the price. The

Adviser's objective in using this match system is to execute most trades on the Adviser's side of the bid/ask spread so as to minimize market impact.

    Package trades further allow the Adviser to trade large lists of orders simultaneously using state of the art tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

    The Adviser continuously monitors trading costs to determine the impact of commissions and price disturbances on a Fund's portfolio.

                            MANAGEMENT OF THE TRUST

    The Trust's trustees oversee the general conduct of the Funds' business.

INVESTMENT ADVISER

    AXA Rosenberg Investment Management LLC (the "Adviser") is the Trust's investment adviser. The Adviser's address is Four Orinda Way, Building E, Orinda, CA 94563. The Adviser is responsible for making investment decisions for the Funds and managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees. The Adviser provides investment advisory services to a number of institutional investors as well as the portfolio of Barr Rosenberg Variable Insurance Trust. Each of the Funds will pay the Adviser a management fee for these services on a monthly basis. Each of the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, the AXA Rosenberg Select Sectors Market Neutral Fund, the AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund will pay the Adviser 0.90%, 1.00%, 1.00%, 1.50%, 0.10%, 1.00%, 0.50%, 0.85% and 1.50%, respectively, of its average daily net assets per year as management fees. The Adviser has entered into a contractual undertaking to reduce its management fee and bear certain expenses until March 31, 2001 to limit each Fund's total annual operating expenses. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the relevant Fund to the Adviser to the extent that from time to time through the next two fiscal years the repayment will not cause the Fund's expenses to exceed the limit, if any, agreed to by the Adviser at that time. The AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund and AXA Rosenberg Select Sectors Market Neutral Fund paid the Advisor $4,157,169, $247,311, $0, %1,909,073, $0 and $142,806, respectively, in fees for the fiscal
year ended March 31, 2000. This represented    %,    %, 0%,    %, 0% and    % of
the average daily net assets of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund and AXA Rosenberg Select Sectors Market Neutral Fund. The AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund were not operational for the fiscal year ended March 31, 2000.

PORTFOLIO MANAGERS

    Management of the portfolio of each Fund is overseen by the Adviser's executive officers who are responsible for design and maintenance of the Adviser's portfolio system, and by a portfolio manager who is responsible for research and monitoring each Fund's characteristic performance against the relevant benchmark and for monitoring cash balances.

    AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND.  Dr. Barr Rosenberg,
Dr. Kenneth Reid and Floyd Coleman, the portfolio manager, are responsible, and have been responsible since inception, for the day-to-day management of the AXA Rosenberg U.S. Small Capitalization Fund's portfolio. Dr. Rosenberg and
Dr. Reid both have been employed by the Adviser or its predecessor since 1985. Mr. Coleman has been a trader and portfolio manager for the Adviser or its predecessor since 1988. He received a B.S. from Northwestern University in 1982, a M.S. from Polytechnic Institute, Brooklyn in 1984 and a M.B.A. from Harvard Business School in 1988.

    AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND AND AXA ROSENBERG INTERNATIONAL EQUITY FUND. Dr. Rosenberg, Dr. Reid and Joseph Leung, the portfolio manager, are responsible, and have been responsible since inception, for the day-to-day management of portfolios of the AXA Rosenberg International Small Capitalization Fund and AXA Rosenberg International Equity Fund.
Mr. Leung has been a senior research associate, programmer and portfolio manager with the Adviser or its predecessor since 1993. He received a B.S. and a B.A. from Queen's University, Ontario, Canada in 1989 and a M.B.A. from the University of Chicago in 1993. Mr. Leung is a chartered financial analyst.

    AXA ROSENBERG JAPAN FUND. Dr. Rosenberg, Dr. Reid, and Cheng S. Liao, the portfolio manager, are responsible, and have been responsible since inception, for the day-to-day management of the AXA Rosenberg Japan Fund's portfolio.
Mr. Liao has been a senior research associate, programmer and portfolio manager, specializing in the Japanese market with the Adviser or its predecessor since 1989. Mr. Liao has also been a trader for the Adviser or its predecessor in Japanese securities since 1994. He received a B.S. from Tohobu University, Japan, in 1984, a M.S. from Stanford University in 1986, and a M.S. in Computer Science from Polytechnic Institute, New York in 1988.

    AXA ROSENBERG VALUE MARKET NEUTRAL FUND, AXA ROSENBERG DOUBLE ALPHA MARKET FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND. Dr. Rosenberg,
Dr. Reid and F. William Jump, Jr., C.F.A., the portfolio manager, are responsible for the day-to-day management of the portfolios of the AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund. Dr. Rosenberg and Dr. Reid both have been employed by the Adviser or its predecessor since 1985. Mr. Jump has had numerous responsibilities including trading, applications programming, new product development and portfolio engineering since he joined the Adviser's predecessor in 1990. He received a B.A. from Swarthmore College in 1977 and an M.B.A. from The Wharton School, University of Pennsylvania in 1983.

    AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND. Dr. Rosenberg, Dr. Reid and James Kan, C.F.A., the portfolio manager, are responsible for the day-to-day management of the AXA Rosenberg Select Sectors Market Neutral Fund's portfolio. Dr. Rosenberg and Dr. Reid both have been employed by the Adviser or its predecessor since 1985. Mr. Kan has had numerous responsibilities including trading, applications programming and portfolio engineering since he joined the Adviser's predecessor in 1990. He received a B.S. from the University of British Colombia in 1984, an M.S. from the University of Southern California in 1987 and an M.B.A. from the University of Chicago in 1990.

    AXA ROSENBERG ENHANCED 500 FUND. Dr. Rosenberg, Dr. Reid and Douglas Burton, the portfolio manager, are responsible for the day-to-day anagement of the AXA Rosenberg Enhanced 500 Fund's portfolio. Dr. Rosenberg and Dr. Reid both have been employed by the Adviser or its predecessor since 1985. Mr. Burton has had portfolio management, marketing and client service responsibilities since he joined the Adviser's predecessor in 1998. He received a B.S. in 1986 and an M.B.A. in 1988 from Brigham Young University. He received an M.S. from the University of Utah in 1997. Mr. Burton is a chartered financial analyst.

EXECUTIVE OFFICERS

    The biography of each of the executive officers of the Adviser is set forth below. Kenneth Reid is also a Trustee of the Trust.

    BARR ROSENBERG. Dr. Rosenberg is the Director of Research of the Adviser, Chairman of AXA Rosenberg Group LLC, the parent of the Adviser, and Managing Director of Barr Rosenberg Research Center LLC. As such, he has ultimate responsibility for the Adviser's securities valuation and portfolio optimization systems used to manage the Funds and for the implementation of the decisions developed therein. His area of special concentration is the design of the Adviser's proprietary securities valuation model.

    Dr. Rosenberg earned a B.A. degree from the University of California, Berkeley, in 1963. He earned an M.Sc. from the London School of Economics in 1965, and a Ph.D. from Harvard University, Cambridge, Massachusetts, in 1968. From 1968 until 1983, Dr. Rosenberg was a Professor of Finance, Econometrics, and Economics at the School of Business Administration at the University of California, Berkeley. Concurrently, from 1968 until 1974, Dr. Rosenberg worked as a consultant in applied decision theory in finance, banking and medicine. In 1975, he founded Barr Rosenberg Associates, a financial consulting firm (now known as BARRA) where he was a managing partner, and later chief scientist, until his departure in 1986. Dr. Rosenberg, the founder of the Berkeley Program in Finance, has experience in the modeling of complex processes with substantial elements of risk. From 1985 to 1998, he was the founder and Managing General Partner of Rosenberg Institutional Equity Management, the predecessor company to the Adviser.

    KENNETH REID. Dr. Reid is the Chief Executive Officer of the Adviser. His work is focused on the design and estimation of the Adviser's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of the Adviser's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into the Adviser's proprietary valuation and trading systems.

    Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance. From 1986 to 1998, Dr. Reid was a general partner of Rosenberg Institutional Equity Management.

    WILLIAM RICKS. Dr. Ricks is the Chief Investment Officer of the Adviser. His primary responsibilities are the various aspects of the investment process: trading, operations, portfolio engineering, and portfolio construction. He is responsible for the implementation of the investment strategies that are designed by the Research Center.

    Dr. Ricks earned a B.S. from the University of New Orleans, Louisiana and a Ph.D. from the University of California, Berkeley in 1980. He worked as a senior accountant for Ernst & Ernst in New Orleans from 1974 to 1976. He was a financial and managerial accounting instructor at the University of California, Berkeley from 1978 to 1979, after which he was an associate professor of finance and accounting at Duke University until 1989. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management.

INDEPENDENT TRUSTEES

    William F. Sharpe, Nils H. Hakansson and Dwight M. Jaffee are the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser.

    Dr. Sharpe is the STANCO 25 Professor of Finance Emeritus at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including PORTFOLIO THEORY AND CAPITAL MARKETS, (McGraw-Hill, 1970), ASSET ALLOCATION TOOLS, (Scientific Press, 1987), FUNDAMENTALS OF INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 2000) and INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1999). Dr. Sharpe is a past President of the American Finance Association. He is currently Chairman of Financial Engines Incorporated, an on-line investment advice company. He has also served as consultant to a number of corporations and investment organizations. He is also a member of the Board of Trustees of Smith Breeden Trust, an investment company, and a director of Stanford Management Company. He received the Nobel Prize in Economic Sciences in 1990.

    Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover

Fellow at the University of New South Wales in Sydney and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published a number of articles in academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Services Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.

    Professor Jaffee is the Willis H. Booth Professor of Banking and Finance at the Haas School of Business, University of California, Berkeley. He was previously a Professor of Economics at Princeton University for many years, where he served as the Vice Chairman of the faculty. At Berkeley, he serves on a continuing basis as the Co-chairman of the Fisher Center for Real Estate and Urban Economics and as the Director of the UC Berkeley-St. Petersburg University (Russia) School of Management Program. He has been a Visiting Professor at many Universities around the world, most recently at the University of Aix/Marseille in France and at the European University in Florence Italy. Professor Jaffee has authored 5 books and numerous articles in academic and professional journals. His research has focused on 3 key financial markets: business lending, real estate finance, and catastrophe insurance. His current research is focused on methods for securitizing real estate finance and catastrophe insurance risks, and on the impact of international trade on the U.S. computer industry. He has served on the editorial boards of numerous academic journals, and has been a consultant to a number of U.S. government agencies and to the World Bank. In the past, Professor Jaffee has been a member of the Board of Directors of various financial institutions, including the Federal Home Loan Bank of New York. He is currently a Visiting Scholar at the Federal Reserve Bank of San Francisco.

DISTRIBUTOR

    Investor Shares, Institutional Shares, Class A, Class B and Class C Shares of each Fund and the Adviser Shares of the AXA Rosenberg U.S. Small Capitalization Fund are sold on a continuous basis by the Company's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. Institutional Shares are sold directly by the Trust.

    Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Investor Shares, Class A Shares, Class B Shares and Class C Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares, Class A Shares, Class B Shares and Class C Shares of the Trust, shares of each such class are subject to an annual distribution and shareholder service fee (each a "Distribution and Shareholder Service Fee") in accordance with a Distribution and Shareholder Service Plan (each a "Distribution and Shareholder Service Plan") adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Although the Distributor sells Institutional Shares of the Funds, as noted below, the Funds pay no fees to the Distributor for such shares. Under the Distribution and Shareholder Service Plans, the various classes of the Funds will pay annual distribution and shareholder service fees up to the following percentages:

                                                      INSTITUTIONAL   INVESTOR      A          B          C
                                                      -------------   --------   --------   --------   --------
AXA Rosenberg U.S. Small Capitalization Fund........      None         0.25%      0.50%      1.00%      1.00%
AXA Rosenberg International Small Capitalization
  Fund..............................................      None         0.25%      0.50%      1.00%      1.00%
AXA Rosenberg Japan Fund............................      None         0.25%      0.50%      1.00%      1.00%
AXA Rosenberg Value Market Neutral Fund.............      None         0.25%      0.50%      1.00%      1.00%
AXA Rosenberg Double Alpha Market Fund..............      None         0.25%      0.50%      1.00%      1.00%
AXA Rosenberg Select Sectors Market Neutral Fund....      None         0.25%      0.50%      1.00%      1.00%
AXA Rosenberg Enhanced 500 Fund Fund................      None         0.25%      0.50%      1.00%      1.00%
AXA Rosenberg International Equity Fund.............      None         0.25%      0.50%      1.00%      1.00%
AXA Rosenberg Multi-Strategy Market Neutral Fund....      None         0.25%      0.50%      1.00%      1.00%

    Expenses and services for which the Distributor may be reimbursed include, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of the relevant Shares, printing of prospectuses and reports for other than existing Investor, Class A, Class B and Class C shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such shareholders. Each Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that, although the trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Distribution and Shareholder Service Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

    Under a Service Plan adopted by the Trustees, the Distributor may also provide (or arrange for another intermediary or agent to provide) personal and/or account maintenance services to holders of Adviser Shares of the AXA Rosenberg U.S. Small Capitalization Fund (the Distributor or such entity is referred to as a "Servicing Agent" in such capacity). A Servicing Agent will be paid some or all of the Servicing Fees charged with respect to Adviser Shares pursuant to Servicing Plan for such shares.

                                MULTIPLE CLASSES

    As indicated previously, the Funds offer five classes of shares to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The five classes of shares are Institutional Shares, Investor Shares, Class A Shares, Class B Shares and Class C Shares. The AXA Rosenberg U.S. Small

Capitalization Fund also offers a sixth class: the Adviser Shares. The following table sets forth basic investment and fee Information for each class.

                                                                                                ANNUAL
                                                                                             DISTRIBUTION
                                                                                                 AND
                                                  MINIMUM FUND   SUBSEQUENT      ANNUAL      SHAREHOLDER
NAME OF CLASS                                     INVESTMENT*    INVESTMENT*   SERVICE FEE   SERVICE FEE
-------------                                     ------------   -----------   -----------   ------------
Institutional...................................   $1 million      $10,000         None           None
Adviser.........................................   $  100,000      $ 1,000        0.25%           None
Investor........................................   $    2,500      $   500         None          0.25%
Class A.........................................   $    1,000      $   100         None          0.50%
Class B.........................................   $    1,000      $   100         None          1.00%
Class C.........................................   $    1,000      $   100         None          1.00%

------------------------

* Certain exceptions apply. See "-- Institutional Shares" and "-- Investor Shares" below."

    The offering price of Fund shares is based on the net asset value per share next determined after an order is received. See "Purchasing Shares," "How the Trust Prices Shares of the Funds -- Determination of Net Asset Value" and "Redemption of Shares."

INSTITUTIONAL SHARES

    Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) plans and individuals. In order to be eligible to purchase Institutional Shares, an institution, plan or individual must make an initial investment of at least $1 million in the particular Fund. In its sole discretion, the Adviser may waive this minimum investment requirement and the Adviser intends to do so for employees of the Adviser, for the spouse, parents, children, siblings, grandparents or grandchildren of such employees, for employees of the Administrator and for Trustees of the Trust who are not interested persons of the Trust or Adviser and their spouses. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

ADVISER SHARES

    Adviser shares may be purchased solely through accounts established under a fee-based program which is sponsored and maintained by a registered broker-dealer or other financial adviser approved by the Trust's Distributor and under which each investor pays a fee to the broker-dealer or other financial adviser, or its affiliate or agent, for investment managery or administrative services. In order to be eligible to purchase Adviser Shares, a broker-dealer or other financial adviser must make an initial investment of at least $100,000 of its client's assets in the AXA Rosenberg U.S. Small Capitalization Fund. In its sole discretion, the Adviser may waive this minimum asset investment requirement. Adviser Shares are sold without any initial or deferred sales charges and are not subject to ongoing distribution fees, but are subject to a Service Fee at an annual rate equal to 0.25% of the AXA Rosenberg U.S. Small Capitalization Fund average daily net assets attributable to Adviser Shares.

INVESTOR SHARES

    Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $2,500 in the particular Fund. In its sole discretion, the Adviser may waive this minimum investment requirement. Investor Shares are subject to an annual Distribution and Shareholder Service Fee equal to 0.25% of the average daily net assets attributable to Investor Shares, and the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for subtransfer and subaccounting services in connection with such shares. As described above, the Distribution and Shareholder Service Plan in connection with Investor Shares permits payments of up to 0.25% of the Funds' average daily net assets attributable to Investor Shares. See "Management of the Trust -- Distributor."

CLASS A SHARES -- INITIAL SALES CHARGE ALTERNATIVE

    You can purchase Class A shares at net asset value with an initial sales charge as follows:

AXA ROSENBERG ENHANCED 500 FUND

                                                                     INITIAL SALES CHARGE
                                                     -----------------------------------------------------
                                                                                              COMMISSION
                                                                                              TO DEALER/
                                                                                             AGENT AS % OF
                                                     AS % OF NET AMOUNT   AS % OF OFFERING     OFFERING
AMOUNT PURCHASED                                          INVESTED             PRICE             PRICE
----------------                                     ------------------   ----------------   -------------
Up to $100,000.....................................         3.09%               3.00%            2.700%
$100,000 up to $250,000............................         2.30%               2.25%            2.025%
$250,000 up to $500,000............................         1.52%               1.50%            1.350%
$500,000 up to $1,000,000..........................         1.00%               1.00%            0.900%

AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG VALUE
  MARKET NEUTRAL FUND, AXA ROSENBERG DOUBLE ALPHA MARKET FUND, AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND, AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND

                                                                     INITIAL SALES CHARGE
                                                     -----------------------------------------------------
                                                                                              COMMISSION
                                                                                              TO DEALER/
                                                                                             AGENT AS % OF
                                                     AS % OF NET AMOUNT   AS % OF OFFERING     OFFERING
AMOUNT PURCHASED                                          INVESTED             PRICE             PRICE
----------------                                     ------------------   ----------------   -------------
Up to $100,000.....................................         4.99%               4.75%            4.275%
$100,000 up to $250,000............................         3.90%               3.75%            3.375%
$250,000 up to $500,000............................         2.83%               2.75%            2.475%
$500,000 up to $1,000,000..........................         2.30%               2.25%            2.025%

    You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% contingent deferred sales charge ("CDSC") if you redeem your shares within 1 year.

CLASS B SHARES -- DEFERRED SALES CHARGE ALTERNATIVE

    You can purchase Class B Shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 5 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

YEARS SINCE PURCHASE                                            CDSC
--------------------                                          --------
First.......................................................    5.0%
Second......................................................    4.0%
Third.......................................................    3.0%
Fourth......................................................    2.0%
Fifth.......................................................    1.0%
Sixth.......................................................    None

    If you exchange your shares for the Class B Shares of another Fund of the Trust, the CDSC also will apply to those Class B Shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B Shares.

    The Fund's Class B Shares automatically convert to Class A Shares 6 years after the end of the month of your purchase. If you purchase shares by exchange of Class B Shares of another Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES -- ASSET-BASED SALES CHARGE ALTERNATIVE [TO BE UPDATED.]

    Initial Sales Charge on purchases of up $1,000,000:

                                                      AS % OF AMOUNT      AS % OF
FUND                                                     INVESTED      OFFERING PRICE
----                                                  --------------   --------------
AXA Rosenberg International Small Capitalization
  Fund..............................................           %                %
AXA Rosenberg Value Market Neutral Fund.............           %                %
AXA Rosenberg Double Alpha Market Fund..............           %                %
AXA Rosenberg Select Sectors Market Neutral Fund....           %                %
AXA Rosenberg Enhanced 500 Fund.....................       0.76%            0.75%
AXA Rosenberg International Equity Fund.............       1.01%            1.00%
AXA Rosenberg Multi-Strategy Market Neutral Fund....           %                %

    You pay no initial sales charge on Purchases of Class C Shares in the amount of $1,000,000 or more. All investments will be subject to a CDSC if you redeem your shares within 18 months. If you exchange your shares for Class C Shares of another Fund of the Trust, the CDSC will also apply to those Class C Shares. The

18 month period for the CDSC begins with the date of your initial purchase, not the date of the subsequent exchange. Class C Shares do not convert to any other class of shares of the Fund.

FUND                                                            CDSC
----                                                          --------
AXA Rosenberg International Small Capitalization Fund.......       %
AXA Rosenberg Value Market Neutral Fund.....................       %
AXA Rosenberg Double Alpha Market Fund......................       %
AXA Rosenberg Select Sectors Market Neutral Fund............       %
AXA Rosenberg Enhanced 500 Fund.............................   0.75%
AXA Rosenberg International Equity Fund.....................   1.00%
AXA Rosenberg Multi-Strategy Market Neutral Fund............       %

GENERAL

    Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (collectively, "Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services provided by the Shareholder Organization. Each such Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

    The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds -- Determination of Net Asset Value." Investors may be charged an additional fee by their broker or agent if they effect transactions through such persons.

    The AXA Rosenberg U.S. Small Capitalization Fund was reopened to all investors effective March 27, 2000. As with the Trust's other series of beneficial interest, the Trust reserves the right to close the AXA Rosenberg U.S. Small Capitalization Fund to one or more classes of investors at any time and will close the Fund to new investors when its net assets reach
$750 million.

INITIAL CASH INVESTMENTS BY WIRE

    Subject to acceptance by the Trust, shares of the Funds may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to 4:00 p.m., New York Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be overnighted to the Trust at Barr Rosenberg Series Trust c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

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
INITIAL CASH INVESTMENTS BY MAIL

    Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

    The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note minimum initial investment requirements for each class as set forth above under "Multiple Classes."

ADDITIONAL CASH INVESTMENTS

    Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "-- Initial Cash Investments by Mail" (payable to Barr Rosenberg Series Trust) or by wiring monies as noted under "-- Initial Cash Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to 4:00 p.m., New York time, of the wire date. Please note each class' minimum additional investment requirements as set forth above under "Multiple Classes." In its sole discretion, the Adviser may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)

    Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to the determination by the Adviser that the stocks to be exchanged are acceptable. Securities accepted by the Adviser in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds -- Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered.

    The Adviser will not approve the acceptance of securities in exchange for Fund shares unless (i) the Adviser, in its sole discretion, believes the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

OTHER PURCHASE INFORMATION

    An eligible shareholder may also participate in the Barr Rosenberg Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in Investor Shares, Class A Shares, Class B Shares or Class C Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program with a minimum initial investment of $2,500 and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. You may contact the Trust for more information about the Barr Rosenberg Automatic Investment Program.

    For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Distributor. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before 4:00 p.m., New York time, of that day. If the consideration is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No third party or foreign checks will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., New York time.

    The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in the judgment of the Adviser, such suspension or rejection would be in the best interests of the Trust or a Fund. The Funds do not allow investments by market timers. You will be considered a market timer if you buy and sell your shares within 30 days or otherwise seem, in the judgment of the Adviser, to follow a timing pattern.

    Purchases of each Fund's shares may be made in full or in fractional shares of such Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                                  IRA ACCOUNTS

    Investor Shares, Class A Shares, Class B Shares and Class C Shares of the Funds may be used as funding mediums for IRAs. The minimum initial investment for an IRA is $2,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                              REDEMPTION OF SHARES

    Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption.

BY MAIL

    The Trust will redeem its shares at the net asset value next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds -- Determination of Net Asset Value." Requests should be addressed to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

    Requests in "good order" must include the following documentation:

        (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b) any required signature guarantees; and

        (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

    To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE

    Provided the Telephone Redemption Option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Transfer Agent at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, and not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Telephone Redemption will be suspended for a period of 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN

    An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party.

Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

FURTHER REDEMPTION INFORMATION

    The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

    If the Adviser determines, in its sole discretion, that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment to an Institutional Shareholder wholly or partly in cash, such Fund may pay the redemption price of Institutional Shares in whole or in part by a distribution in kind of readily marketable securities held by such Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds -- Determination of Net Asset Value." Securities distributed by a Fund in kind will be selected by the Adviser in light of each Fund's objective and will not generally represent a pro rata distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

    The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to fairly determine the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                               EXCHANGING SHARES

    The Funds offer two convenient ways to exchange shares of one Fund for shares of another Fund. Shares of a particular class of a Fund may be exchanged only for shares of the same class in another Fund. There is no sales charge on exchanges. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of the same class of another Fund that is not qualified for sale in the state of the shareholder's residence. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time.

    An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

    A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

EXCHANGE BY MAIL

    To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the Fund from and the Fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

EXCHANGE BY TELEPHONE

    To exchange Fund shares by telephone or to ask questions about the exchange privilege, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. The telephone exchange privilege will be suspended for a period of 10 days following a telephonic address change.

                    HOW THE TRUST PRICES SHARES OF THE FUNDS

    The price of each Fund's shares is based on its net asset value as next determined after receipt of a purchase order in good order.

    For purposes of calculating the purchase price of Fund shares, if it does not reject a purchase order, the Trust considers an order received on the day that it receives a check or money order on or before 4:00 p.m., New York Time. If the Trust receives the payment after the deadline, it will base the purchase price of Fund shares on the next determination of net asset value of Fund shares.

    The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or Funds or to reject purchase orders when the Adviser believes that suspension or rejection would be in the best interests of the Trust.

    Purchases of each Fund's shares may be made in full or fractional shares of the relevant Fund calculated to three decimal places. In the interest of economy and convenience, the Trust will not issue certificates for shares.

DETERMINATION OF NET ASSET VALUE

    The net asset value of each class of shares of the Funds will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., New York time. Shares will not be priced on the days

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
on which the New York Stock Exchange is closed for trading. Because the AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the net asset value of the shares of those Funds may change on days when shareholders will not be able to purchase or redeem shares. The net asset value per share of each class of a Fund is determined by dividing the particular class's proportionate interest in the total market value of the Fund's portfolio investments and other assets, less any applicable liabilities, by the total outstanding shares of that class of the Fund. Specifically, each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a particular class, plus that class's distribution and shareholder service expenses, if any, and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets. The resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share.

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price or the most recent quoted ask price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                                 DISTRIBUTIONS

    Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

    All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Administrator.

    If you elect to receive distributions in cash and checks (i) are returned and marked as "undeliverable" or (ii) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund distributes, as dividends, substantially all of the sum of its taxable net investment income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year and otherwise qualifies for the special rules governing the taxation of regulated investment companies, the Fund itself will not pay federal income tax on the amount distributed. Such dividends will be taxable to shareholders subject to income tax as ordinary income. Distributions of long-term capital gains (generally taxed at 20%) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares. Distributions will be taxed as described above whether received in cash or in shares through the reinvestment of distributions. A distribution paid to shareholders by a Fund in January of a year is generally deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

    If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Fund may (and the AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund intend to) elect to permit shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. As a result, the amounts of foreign income taxes paid by such Fund would be treated as additional income to shareholders of such Fund for purposes of the foreign tax credit. Each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Internal Revenue Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

    To the extent such investments are permissible for a Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

    The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Funds in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                               OTHER INFORMATION

    Each Fund's investment performance may from time to time be included in advertisements about such Fund. Total return for a Fund is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redemption value of the investment in such Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gains distributions). All data are based on a Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

FINANCIAL HIGHLIGHTS

    The Report of Independent Accountants, financial highlights and financial statements of the Funds included in its Annual Report for the period ended March 31, 1999 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

    The financial statements incorporated by reference into this Statement of
Additional Information have been audited by               , independent
accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

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

The Funds' statement of additional information ("SAI") dated July __, 2000 contains additional information about the Funds. It is incorporated by reference into this prospectus, which means that it is part of this prospectus for legal purposes. You may obtain a free copy of the Funds' SAI, request other information about the Funds, or make shareholder inquiries by writing to the Trust at the address below or by telephoning 1-800-447-3332.

You can review and copy the Annual and Semi-Annual Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies, for a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or calling 1-202-942-8090, or by electronic request, by emailing the SEC at the following address: publicinfo@sec.gov, or at no charge from the Edgar database on the Commission's Website at http://www.sec.gov.

ADDRESS CORRESPONDENCE TO:

Barr Rosenberg Series Trust
3435 Stelzer Road
Columbus, Ohio 43219-8021
1-800-447-3332

SHAREHOLDER SERVICES
1-800-555-5737 (Institutional Shares)
1-800-447-3332 (Investor Shares, Class A, B and C Shares)

ADVISER
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, CA 94563

ADMINISTRATOR, TRANSFER AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS OF ASSETS
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

State Street Bank and Trust Company
Mutual Funds Division
Boston, MA 02102

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94104

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110                           BRG - 0055

Investment Company Act File No. 811-05547






BARR

ROSENBERG

SERIES

TRUST



-- AXA Rosenberg U.S. Small Capitalization Fund

-- AXA Rosenberg International Small Capitalization Fund

-- AXA Rosenberg Japan Fund

-- AXA Rosenberg Value Market Neutral Fund

-- AXA Rosenberg Double Alpha Market Fund

-- AXA Rosenberg Select Sectors Market Neutral Fund

-- AXA Rosenberg Enhanced 500 Fund

-- AXA Rosenberg International Equity Fund

-- AXA Rosenberg Multi-Strategy Market Neutral Fund



                                                        PROSPECTUS
                                                        JULY __, 2000

                          BARR ROSENBERG SERIES TRUST

                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
             AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                            AXA ROSENBERG JAPAN FUND
                    AXA ROSENBERG VALUE MARKET NEUTRAL FUND
                     AXA ROSENBERG DOUBLE ALPHA MARKET FUND
                AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
                        AXA ROSENBERG ENHANCED 500 FUND
                    AXA ROSENBERG INTERNATIONAL EQUITY FUND
                AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                 JULY 31, 2000

    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated July 31, 2000 of the AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund of Barr Rosenberg Series Trust (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES........................................    3

MISCELLANEOUS INVESTMENT PRACTICES........................................    9

INVESTMENT RESTRICTIONS...................................................   10

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS............................   12

MANAGEMENT OF THE TRUST...................................................   15

INVESTMENT ADVISORY AND OTHER SERVICES....................................   18

PORTFOLIO TRANSACTIONS....................................................   25

TOTAL RETURN CALCULATIONS.................................................   27

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..........................   29

DETERMINATION OF NET ASSET VALUE..........................................   38

PURCHASE AND REDEMPTION OF SHARES.........................................   38

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective and policies of each of the AXA Rosenberg
U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg Japan Fund, AXA Rosenberg Value Market Neutral Fund,
AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg Enhanced 500 Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund (each, a "Fund" and collectively, the "Funds") of Barr Rosenberg Series Trust (the "Trust") are summarized in the Prospectus under the heading "Risk/Return Summary" and described in more detail in the Prospectus under the headings "Principal Investment Strategies" and "Principal Risks."

    The following is an additional description of certain investments of the Funds.

    INDEX FUTURES (ALL FUNDS). An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of an Index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index.

    Index Futures contracts can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. A Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

    Upon entering into a futures contract, a Fund will be required to deposit initial margin with its custodian in a segregated account in the name of the futures broker. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

    The price of Index Futures may not correlate perfectly with movement in the underlying Index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, with respect to the AXA Rosenberg Japan Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg International Equity Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund trading hours for Index Futures may not correspond perfectly to hours of trading on the Tokyo Stock Exchange. This may result in a disparity between the price of Index Futures and the value of the underlying Index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying Index.

    FOREIGN CURRENCY TRANSACTIONS (AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND AXA ROSENBERG JAPAN FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). The Funds do not currently intend to hedge the foreign currency risk associated with investments in securities denominated in foreign currencies. However, the Funds reserve the right to buy or sell foreign currencies or to deal in forward foreign currency contracts to hedge against possible variations in foreign exchange rates pending the settlement of securities transactions. The Funds also reserve the right to use currency futures contracts and related options thereon for similar purposes. By entering into a futures or forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. A Fund's dealing in forward contracts will be limited to this type of transaction. A Fund will not engage in currency futures transactions for leveraging purposes. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

    CURRENCY FORWARD CONTRACTS (AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG JAPAN FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND AND
AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract enerally has no deposit requirement, and no commissions are charged at any stage for trades.

    CURRENCY FUTURES TRANSACTIONS (AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG JAPAN FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). A currency futures contract sale creates an obligation by the seller to deliver the amount of currency called for in the contract in a specified delivery month for a stated price. A currency futures contract purchase creates an obligation by the purchaser to take delivery of the underlying amount of currency in a specified delivery month at a stated price. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

    Although futures contracts by their terms call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

    The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

    Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

    The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

    The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

    A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

    In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. government securities, or other high-grade liquid debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by a Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. government securities, or other high-grade liquid debt obligations equal in value to the difference.

    A Fund may not enter into currency futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on currency futures contracts exceeds 5% of the market value of the Fund's total assets.

    LIMITATIONS ON THE USE OF CURRENCY FUTURES CONTRACTS (AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG JAPAN FUND,
AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). A Fund's ability to engage in the currency futures transactions described above will depend on the availability of liquid markets in such instruments. Markets in currency futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in such transactions may be limited by tax considerations.

    RISK FACTORS IN CURRENCY FUTURES TRANSACTIONS (AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG JAPAN FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND). Investment in currency futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the currency being hedged. The hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged currency if the volatility of the hedged currency is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the edged currency is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

    The successful use of transactions in futures and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of exchange rate and stock price movements within a given time frame. It is impossible to forecast precisely what the market value of securities a Fund anticipates buying will be at the expiration or maturity of a currency forward or futures contract. Accordingly, in cases where a Fund seeks to protect against an increase in value of the currency in which the securities are denominated through a foreign currency transaction, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of uch currency purchase) if the market value of the securities to be purchased is less than the amount of foreign currency the Fund contracted to purchase. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the value of the securities purchased. When a Fund purchases forward or futures contracts (or options thereon) to hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased. As a result, a Fund's total return for such period may be less than if it had not engaged in the forward or futures transaction.

    Foreign currency transactions that are intended to hedge the value of securities a Fund contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

    The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

    The liquidity of a secondary market in a currency futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

    A Fund's ability to engage in currency forward and futures transactions may be limited by tax considerations.

    WARRANTS (AXA ROSENBERG JAPAN FUND). The AXA Rosenberg Japan Fund may from time to time purchase warrants; however, not more than 5% of its net assets (at the time of purchase) will be invested in warrants or rights other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of such net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants represent options to purchase equity securities of an issuer at a specific price for a specific period of time. They do not represent ownership of such securities, but only the right to buy them.

    SHORT SALES (THE MARKET NEUTRAL FUNDS). The AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Select Sectors Market Neutral Fund and the
AXA Rosenberg Multi-Strategy Market Neutral Fund (collectively, the "Market Neutral Funds") will seek, and the AXA Rosenberg Double Alpha Market Fund may seek, to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

    A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

    S&P 500 INDEX FUTURES AND RELATED OPTIONS (AXA ROSENBERG DOUBLE ALPHA MARKET FUND ONLY). An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units of the S&P 500 Index is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The AXA Rosenberg Double Alpha Market Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

    In contrast to a purchase of common stock, no price is paid or received by the AXA Rosenberg Double Alpha Market Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The types of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

    The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

    A position in Index Futures may be closed out only if there is a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the AXA Rosenberg Double Alpha Market Fund would continue to be required to make daily cash payments of variation margin.

    Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract purchase is effected by entering into a futures contract sale for the same aggregate amount of the specified financial instrument with the same delivery date. If the offsetting sale price exceeds the purchase price, the AXA Rosenberg Double Alpha Market Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

    Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

    The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the AXA Rosenberg Double Alpha Market Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

                       MISCELLANEOUS INVESTMENT PRACTICES

    PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. The portfolio turnover rate for the

AXA Rosenberg U.S. Small Capitalization Fund for the fiscal years ended
March 31, 2000 and 1999 was 141.78% and 123.66%, respectively. The portfolio turnover rate for the AXA Rosenberg Japan Fund for the fiscal years ended
March 31, 2000 and 1999 was 100.31% and 152.20%, respectively. The portfolio turnover rate for the AXA Rosenberg International Small Capitalization Fund for the for the fiscal years ended March 31, 2000 and 1999 was 148.72% and 111.05%, respectively. The portfolio turnover rate for the AXA Rosenberg Value Market Neutral Fund for the fiscal years ended March 31, 2000 and 1999 was 139.22% and 205.32%, respectively. The portfolio turnover rate for the AXA Rosenberg Double Alpha Market Fund for the fiscal year ended March 31, 2000 and for the period from inception through March 31, 1999 were 144.75% and 154.45%, respectively. The portfolio turnover rate for the AXA Rosenberg Select Sectors Market Neutral Fund for the fiscal year ended March 31, 2000 and for the period from inception March 31, 1999 were 368.26% and 145.22%, respectively. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

    NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                            INVESTMENT RESTRICTIONS

    Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

    (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

    (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

    (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

    (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

    (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

    (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

    (7) Concentrate more than 25% of the value of its total assets in any one industry.

    (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or by an exemptive order issued by the Securities and Exchange Commission.

    (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

   (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Funds' portfolio securities.

   (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

    Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

    It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

    (a) Invest in warrants or rights (other than warrants or rights acquired by a Fund as a part of a unit or attached to securities at the time of purchase).

    (b) Write, purchase or sell options on particular securities (as opposed to market indices).

    (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

    (d) Make investments for the purpose of exercising control of a company's management.

    (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

    (f) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

    The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to qualify as a "regulated investment company" and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    The AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg Japan Fund, the AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in the Prospectus, may be taken as either a deduction or a credit by U.S. citizens and corporations. Investment by either Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A Fund may avoid this tax by making an election to mark such securities to the market annually. Alternatively, where it is in a position to do so, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

    As described in the Prospectus under the heading "Distributions," each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gains, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net gains from assets held for more than one year over net losses from capital assets held for not more than one year. In order to avoid an excise tax imposed on certain undistributed income, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31, and (iii) 100% of any undistributed income from prior years.

    In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income. Distributions of long-term gains (generally taxed at a 20% rate) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. The dividends-received deduction for corporations will generally apply to a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

    Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

    Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

    Each Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). However, the general back-up withholding rules set forth above will not apply to tax-exempt entities so long as each such entity furnishes a Fund with an appropriate certificate.

    The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally will become effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

    To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

    "Constructive sale" provisions apply to activities by the Funds which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when a Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

    THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                            MANAGEMENT OF THE TRUST

    The Trust's trustees oversee the general conduct of the Funds' business. The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

NAME (AGE)                  POSITION WITH THE TRUST                       PRINCIPAL OCCUPATION
----------                  -----------------------   ------------------------------------------------------------
Barr M. Rosenberg (57)....  Vice President            Director of Research, AXA Rosenberg Investment Management
                                                      LLC, January 1999 to present; Chairman, AXA Rosenberg Group
                                                      LLC, January 1999 to present; Director, Barr Rosenberg
                                                      Research Center LLC, January 1999 to present; Managing
                                                      General Partner and Chief Investment Officer, Rosenberg
                                                      Institutional Equity Management, January 1985 to
                                                      December 1998.

Kenneth Reid* (50)........  Trustee                   Chief Executive Officer, AXA Rosenberg Investment Management
                                                      LLC, January 1999 to present; General Partner and Director of Research, Rosenberg Institutional Equity Management,
                                                      June 1986 to December 1998.

Marlis S. Fritz (50)......  Vice President            Vice Chairman and Global Marketing Director, AXA Rosenberg
                                                      Group LLC, January 1999 to present; Managing Director AXA
                                                      Rosenberg Global Services LLC, January 1999 to present;
                                                      General Partner and Director of Marketing, Rosenberg
                                                      Institutional Equity Management, April 1985 to
                                                      December 1998.

Nils H. Hakansson (62)....  Trustee                   Sylvan C. Coleman Professor of Finance and Accounting, Haas
                                                      School of Business, University of California, Berkeley, June
                                                      1969 to present; Director, Supershare Services Corporation
                                                      (investment management), Los Angeles, California,
                                                      November 1989 to 1995.

NAME (AGE)                  POSITION WITH THE TRUST                       PRINCIPAL OCCUPATION
----------                  -----------------------   ------------------------------------------------------------
William F. Sharpe (65)....  Trustee                   STANCO 25 Professor of Finance Emeritus, Stanford
                                                      University, September 1999 to present; STANCO 25 Professor of Finance, Stanford University, September 1995 to
                                                      September 1999; Professor of Finance, Stanford University,
                                                      September 1992 to September 1995; Timken Professor Emeritus
                                                      of Finance, Stanford University, September 1989 to
                                                      September 1992; Timken Professor of Finance, Stanford
                                                      University, September 1970 to 1989; Chairman, Financial
                                                      Engines Incorporated, Los Altos, California (online
                                                      investment advice), March 1996 to present.

Dwight M. Jaffee (56).....  Trustee                   Professor of Finance and Real Estate, Haas School of
                                                      Business, University of California, Berkeley, California,
                                                      July 1991 to present.

Po-Len Hew (33)...........  Treasurer                 Director of Finance, AXA Rosenberg Global Services LLC,
                                                      January 1999 to present; Chief Financial Officer, Barr
                                                      Rosenberg Investment Management Inc., April 1994 to
                                                      December 1998; Accounting Manager, Rosenberg Institutional
                                                      Equity Management, October 1989 to December 1998.

Sara Ronan (40)...........  Clerk                     Global Services Coordinator and Paralegal, AXA Rosenberg
                                                      Global Services LLC, January 1999 to present; Paralegal,
                                                      Barr Rosenberg Investment Management, September 1997 to
                                                      December 1998; Director of Marketing, MIG Realty Advisors,
                                                      January 1996 to September 1997; Vice President, Liquidity
                                                      Financial Advisors, May, 1985 to January 1996.

Edward H. Lyman (55)......  Vice President            Chief Operating Officer, AXA Rosenberg Group LLC,
                                                      January 1999 to present; Chief Executive Officer, AXA
                                                      Rosenberg Global Services LLC, January 1999 to present;
                                                      Executive Vice President, Barr Rosenberg Investment
                                                      Management, Inc. and General Counsel to the Rosenberg Group
                                                      of companies, 1990 to present.

NAME (AGE)                  POSITION WITH THE TRUST                       PRINCIPAL OCCUPATION
----------                  -----------------------   ------------------------------------------------------------
Richard L. Saalfeld         President                 President and Chief Executive Officer, Barr Rosenberg Mutual
  (56)....................                            Funds, a division of AXA Rosenberg Investment Management
                                                      LLC, January 1999 to present; President and Chief Executive
                                                      Officer of mutual fund unit of Rosenberg Institutional
                                                      Equity Management, June 1996 to December 1998; Consultant
                                                      to Rosenberg Institutional Equity Management,
                                                      September 1995 to May 1996; Chairman and Chief Executive
                                                      Officer of CoreLink Resources, Inc. (mutual fund marketing organization), Concord, California, April 1993 to
                                                      August 1995; Consultant, December 1992 to March 1993.

------------------------

* Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust or the Adviser.

    The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

    The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

    The Trust pays the Trustees other than those who are interested persons of the Trust or Adviser an annual fee of $45,540 plus an additional fee for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Adviser. The following table sets forth information concerning the total compensation accrued and payable to each of the Trustees of the Trust or Adviser in the fiscal year ended March 31, 2000:

                                                                                              TOTAL
                                                           PENSION OR                      COMPENSATION
                                                           RETIREMENT                          FROM
                                                            BENEFITS       ESTIMATED        REGISTRANT
                                           AGGREGATE       ACCRUED AS       ANNUAL           AND FUND
                                         COMPENSATION     PART OF FUND   BENEFITS UPON   COMPLEX* PAID TO
NAME OF PERSON, POSITION                FROM REGISTRANT     EXPENSES      RETIREMENT        DIRECTORS
------------------------                ---------------   ------------   -------------   ----------------
Nils H. Hakansson Trustee.............      $70,290**          $0             $0             $81,180**
William F. Sharpe Trustee.............      $70,290**          $0             $0             $81,180**
Dwight M. Jaffee Trustee..............      $70,290**          $0             $0             $81,180**
Kenneth Reid Trustee..................      $     0            $0             $0             $     0

------------------------

* Prior to the introduction of the AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund, the Fund Complex consisted of seven funds: the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg Japan Fund, the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Double Alpha Market Fund, the AXA Rosenberg Select Sectors Market

    Neutral Fund and the Barr Rosenberg VIT Market Neutral Fund. The AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg International Equity Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund were not operational for the fiscal year ended March 31, 2000.

** Reflects fees accrued for the fiscal year regardless of the actual payment date.

    Messrs. Rosenberg, Reid, Lyman and Saalfeld and Ms. Fritz, Ronan and Hew, each being an officer or employee of the Adviser or its affiliates, will each benefit from the management fees paid by the Trust to the Adviser, but receive no direct compensation from the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    INVESTMENT ADVISORY CONTRACTS. As disclosed in the Prospectus under the heading "Management of the Trust," under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and AXA Rosenberg Investment Management LLC (the "Adviser"), subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Adviser will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Adviser furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Adviser. As indicated under "Portfolio Transactions -Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Adviser, at no cost, certain research, statistical and quotation services of value to the Adviser in advising the Trust or its other clients.

    Each of the Funds has agreed to pay the Adviser a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Adviser has informed the Trust that it will waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until further notice (but in any event at least through 3/31/01) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest paid on securities sold short) applicable to each class will not exceed the percentage of each Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Adviser's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

    Each Management Contract provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

    Each Management Contract will continue in effect for a period no more than one year from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Adviser or the Trust, and by

(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Adviser. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Adviser to the Trust.

    The Adviser is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled by AXA-IM Rose Inc. AXA-IM Rose Inc. is wholly owned by AXA-IM Holdings U.S. Inc. AXA-IM Holdings U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA Assurances IARD, S.A., a French societe anonyme, and AXA-UAP, a French holding company. AXA Assurances IARD, S.A. is owned, collectively, by AXA France Assurance, a French insurance holding company, and UAP Incendie Accidents, a French casualty and insurance company, each of which, in turn, is wholly owned by AXA-UAP. Finaxa, a French holding company, beneficially owns more than 25% of the voting securities ("Controls") of AXA-UAP. Mutuelles AXA, a group of four French mutual insurance companies, one of which Controls Finaxa, acting as a group, Controls both AXA-UAP and Finaxa. Each of these entities may be deemed a controlling person of the Adviser.

    As discussed in this Statement of Additional Information under the heading "Management of the Trust." Kenneth Reid is a Trustee of the Trust and the Chief Executive Officer of the Adviser; Barr M. Rosenberg is a Vice President of the Trust and the Director of Research of the Adviser. Dr. Rosenberg, Dr. Reid and Marlis S. Fritz, the former general partners of Rosenberg Institutional Equity Management, may be deemed to be controlling persons of the Adviser as a result of their interest in AXA Rosenberg Group LLC, the parent of the Adviser.

                                [To be updated.]

    During the last three fiscal years, the AXA Rosenberg U.S. Small Capitalization Fund has paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
4/1/97 -- 3/31/98.........................    $2,571,254       $206,166
4/1/98 -- 3/31/99.........................    $5,065,260       $      0
4/1/98 -- 3/31/00.........................    $                $

    During the last three fiscal years, the AXA Rosenberg Japan Fund has paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
4/1/97 -- 3/31/98.........................      $10,618         $10,618
4/1/98 -- 3/31/99.........................      $ 9,032         $ 9,032
4/1/98 -- 3/31/00.........................      $               $

    During the last three fiscal years, the AXA Rosenberg International Small Capitalization Fund has paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
4/1/97 -- 3/31/98.........................     $245,559        $221,059
4/1/98 -- 3/31/99.........................     $424,779        $173,417
4/1/98 -- 3/31/00.........................     $               $

    During the last three fiscal years, the AXA Rosenberg Value Market Neutral Fund paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
12/16/97 -- 3/31/98.......................    $  700,708       $121,673
4/1/98 -- 3/31/99.........................    $5,247,271       $439,246
4/1/98 -- 3/31/00.........................    $                $

    Since its inception (4/22/98), the AXA Rosenberg Double Alpha Market Fund paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
4/22/98 -- 3/31/99........................      $6,732          $6,732
4/22/98 -- 3/31/00........................      $               $

    Since its inception (10/19/98), the AXA Rosenberg Select Sectors Market Neutral Fund paid the following amounts as management fees to the Adviser pursuant to its Management Contract:

TIME PERIOD                                 MANAGEMENT FEE   AMOUNT WAIVED
-----------                                 --------------   -------------
10/19/98 -- 3/31/99.......................      $93,840         $93,840
10/19/98 -- 3/31/00.......................      $               $

    ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with BISYS Fund Services Ohio, Inc. (the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. The Trust's principal underwriter is an affiliate of the Administrator. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the periods indicated, the Administrator was entitled to receive, and waived, the following amounts: [To be updated.]

                                         FISCAL YEAR ENDED:   ENTITLED TO
FUND                                          MARCH 31          RECEIVE      WAIVED
----                                     -------------------  -----------   --------
AXA Rosenberg U.S. Small                 2000
Capitalization Fund                      1999                  $844,211     $343,817
                                         1998                  $428,543     $142,850

AXA Rosenberg International              2000
Small Capitalization Fund                1999                  $  1,355     $  1,355
                                         1998                  $ 36,834     $ 23,451

AXA Rosenberg Japan Fund                 2000
                                         1999                  $ 63,717     $ 25,953
                                         1998                  $  1,593     $  1,593

AXA Rosenberg Value                      3/31/99 to 3/31/00
Market Neutral Fund                      3/31/98 to 3/31/99    $414,258     $168,759

AXA Rosenberg Double                     3/31/99 to 3/31/00
Alpha Market Fund                        4/22/98 (inception    $ 10,097     $ 10,097
                                         date) to 3/31/99

AXA Rosenberg Select Sectors             3/31/99 to 3/31/00
Market Neutral Fund                      10/19/98 (inception   $ 14,076     $  6,955
                                         date) to 3/31/99

    The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $50,000 for each Fund. For the periods indicated, the Funds paid, and the Fund Accountant waived, the following amounts in fund accounting fees: [To be updated.]

                                     FISCAL YEAR ENDED
                                         MARCH 31
FUND                                 (OR TIME PERIOD)    AMOUNT PAID   AMOUNT WAIVED
----                                -------------------  -----------   -------------
AXA Rosenberg U.S. Small            2000                  $              $
Capitalization Fund                 1999                  $ 60,767       $      0
                                    1998                  $ 76,899       $  7,500

AXA Rosenberg International         2000                  $              $
Small Capitalization Fund           1999                  $ 90,266       $      0
                                    1998                  $103,482       $  7,500

AXA Rosenberg Japan Fund            2000                  $              $
                                    1999                  $ 38,842       $      0
                                    1998                  $ 35,288       $  7,500

                                     FISCAL YEAR ENDED
                                         MARCH 31
FUND                                 (OR TIME PERIOD)    AMOUNT PAID   AMOUNT WAIVED
----                                -------------------  -----------   -------------
AXA Rosenberg Value                 2000
Market Neutral Fund                 1999                  $107,649

AXA Rosenberg Double                2000
Alpha Market Fund                   4/22/98 (inception    $ 42,666
                                    date) to 3/31/99

AXA Rosenberg Select Sectors        2000
Market Neutral Fund                 10/19/98 (inception   $ 24,816
                                    date) to 3/31/99

    DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLAN. As stated in the Prospectus under the heading "Management of the Trust -- Distributor," institutional Shares, Investor Shares, Class A Shares, Class B Shares and
Class C Shares of each Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

    Pursuant to Distribution and Shareholder Service Plans (the "Plans") described in the Prospectus, in connection with the distribution of Investor Shares, Class A Shares, Class B Shares and Class C Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares, Class A Shares, Class B Shares and Class C Shares of the Trust, the Distributor receives certain distribution and shareholder service fees from the Trust. Subject to the percentage limitation on the distribution and shareholder service fee set forth in the Prospectus, the distribution and shareholder service fee may be paid in respect of services rendered and expenses borne in the past with respect to Investor Shares, Class A Shares, Class B Shares and Class C Shares as to which no distribution fee was paid on account of such limitation. The Distributor may pay all or a portion of the distribution and service fees it receives from the Trust to participating and introducing brokers. The Funds pay no fees in connection with the distribution of Institutional Shares.

    For the periods indicated, the Funds incurred distribution and shareholder service expenses and the Distributor paid broker-dealers and other selling and/or servicing institutions as follows: [To be updated.]

                                                                                    PAID OUT BY
                                                             AMOUNT                 DISTRIBUTOR
                                            DISTRIBUTION    RETAINED                    AS
                                   TIME       EXPENSES         BY         AMOUNT     DESCRIBED
FUND                              PERIOD      INCURRED     DISTRIBUTOR    WAIVED       ABOVE
----                             --------   ------------   -----------   --------   -----------
AXA Rosenberg U.S. Small
Capitalization Fund

AXA Rosenberg International
Small Capitalization Fund

                                                                                    PAID OUT BY
                                                             AMOUNT                 DISTRIBUTOR
                                            DISTRIBUTION    RETAINED                    AS
                                   TIME       EXPENSES         BY         AMOUNT     DESCRIBED
FUND                              PERIOD      INCURRED     DISTRIBUTOR    WAIVED       ABOVE
----                             --------   ------------   -----------   --------   -----------
AXA Rosenberg
Japan Fund

AXA Rosenberg Value
Market Neutral Fund

AXA Rosenberg Double
Alpha Market Fund

AXA Rosenberg Select Sectors
Market Neutral Fund

    The following table sets forth the amounts paid by the Funds for each principal type of distribution-related activity during the fiscal year ended March 31, 2000:

                                [To be updated.]

                                                                                                           AXA
                                                                                               AXA      ROSENBERG
                                                                                            ROSENBERG    SELECT
                                                     AXA                                     DOUBLE      SECTORS
                                    AXA           ROSENBERG                                   ALPHA      MARKET
                                 ROSENBERG      INTERNATIONAL       AXA          BARR        MARKET      NEUTRAL
                                 U.S. SMALL         SMALL        ROSENBERG    ROSENBERG       FUND        FUND
                               CAPITALIZATION   CAPITALIZATION     JAPAN     VALUE MARKET    (SINCE      (SINCE
ACTVIITY                            FUND             FUND          FUND      NEUTRAL FUND   4/22/98)    10/19/98)
--------                       --------------   --------------   ---------   ------------   ---------   ---------
Advertising..................      $     0         $     0         $  0        $      0       $  0        $  0
Printing and Mailing of
  Prospectuses to Other Than
    Current Shareholders.....      $     0         $     0         $  0        $      0       $  0        $  0
Compensation to
Underwriters.................      $56,973         $ 5,405         $111        $120,307       $448        $379
Compensation to Broker-
  Dealers....................      $     0         $     0         $  0        $      0       $  0        $  0
Compensation to Sales
  Personnel..................      $     0         $     0         $  0        $      0       $  0        $  0
Interest, Carrying or Other
  Financing Charges..........      $     0         $     0         $  0        $      0       $  0        $  0
Other........................      $     0         $     0         $  0        $      0       $  0        $  0

    Each of the Plans may be terminated with respect to Investor Shares, Class A Shares, Class B Shares or Class C Shares by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class. Any change in the Plans that would materially increase the cost to Investor Shares, Class A Shares, Class B Shares or Class C Shares requires approval by holders of the relevant class of Shares. The

Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

    The Distributor's Contract may be terminated with respect to any Fund or Investor Shares, Class A Shares, Class B Shares or Class C Shares thereof at anytime by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

    The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

    If the Plans or the Distributor's Contract are terminated (or not renewed) with respect to one or more classes, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).

    The Trustees of the Trust believe that each of the Plans will provide benefits to the Trust. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Investor Shares, Class A Shares, Class B Shares and Class C Shares, although it is impossible to know for certain the level of sales and redemptions of Investor Shares, Class A Shares, Class B Shares or Class C Shares that would occur in the absence of the Plans or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to the Trust.

    The Plans are of the type known as a "compensation" plan. This means that, although the trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the relevant Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    CUSTODIAL ARRANGEMENTS. Custodial Trust Company, Princeton, NJ 08540, for the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Double Alpha Market Fund, the AXA Rosenberg Select Sectors Market Neutral Fund, the AXA Rosenberg Enhanced 500 Fund and the AXA Rosenberg Multi-Strategy Market Neutral Fund, and State Street Bank and Trust Company, Boston, Massachusetts 02102, for the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg Japan Fund, the AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg International Equity Fund, are the Trust's custodians (each a "Custodian" and, collectively, the "Custodians"). As such, each Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the relevant Fund. Upon instruction, each Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

    INDEPENDENT ACCOUNTANTS.  The Trust's independent accountants are
              LLP.               LLP conducts an annual audit of the Trust's
financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                             PORTFOLIO TRANSACTIONS

    INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Adviser even though it could also have been purchased or sold for other clients at the same time.

    Likewise, a particular security may be purchased on behalf of one or more clients when the Adviser is selling the same security on behalf of one or more other clients. In some instances, therefore, the Adviser, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

    BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

    Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

    Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Adviser will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser uses such research in servicing other clients as well as the Trust.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

    For the period indicated, the Funds paid brokerage commissions as follows:
[To be updated.]

                                                    3/31/97 -- 3/31/98   3/31/98 -- 3/31/99   3/31/99 -- 3/31/00
                                                    ------------------   ------------------   ------------------
AXA Rosenberg U.S. Small Capitalization Fund......      $1,096,445           $2,056,871
AXA Rosenberg Japan Fund..........................      $    3,750           $    3,072
AXA Rosenberg International Small Capitalization
  Fund............................................      $  100,120           $  124,891
AXA Rosenberg Value Market Neutral Fund...........                           $2,848,977
AXA Rosenberg Double Alpha Market Fund............                           $    1,856
AXA Rosenberg Select Sectors Market Neutral
  Fund............................................                           $  119,872

    The Funds may pay brokerage commissions to Donaldson Lufkin and Jenrette and Nomura International, each of which may be deemed to be an "affiliate of an affiliate" of the Trust. Securities and Exchange Commission rules require that commissions paid to an affiliate of an affiliate by the Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to such affiliates and will review these procedures periodically. During the fiscal year ended March 31, 2000, the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg Value Market Neutral Fund and the AXA Rosenberg Select Sectors Market Neutral Fund
paid $     , $     and $     , respectively to Donaldson Lufkin and Jenrette in
brokerage commissions. The AXA Rosenberg International Small Capitalization Fund
and the AXA Rosenberg Japan Fund paid $     and $     respectively to Nomura
International in brokerage commissions.

                           TOTAL RETURN CALCULATIONS

    Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

                        P(1 + T)TO THE POWER OF N = ERV

Where:

     T   =   Average annual total return
   ERV   =   Ending redeemable value of a hypothetical $1,000 investment made at the beginning of a period at the end of such period
     P   =   A hypothetical initial investment of $1,000
     n   =   Number of years

    Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

  T   =   ERV-1,000
          ---------
          1,000

Where:

     T   =   Cumulative rate of return
   ERV   =   Ending redeemable value of a hypothetical $1,000 investment made at the beginning of a period at the end of such period.

    The calculations of average annual total return and cumulative total return assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

    Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return and cumulative return are based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

    Average annual total returns are calculated separately for Investor Shares, Institutional Shares and Class A, B and C Shares. Investor Shares, Institutional Shares and Class A, B and C Shares are subject to different fees and expenses and may have different performance for the same period.

    The average annual total returns for the Funds for the period ended March 31, 2000 were as follows: [To be updated.]

                                                                                                     SINCE INCEPTION
                                                                                             10        (INCEPTION
FUND                                       CLASS OF SHARES     1 YEAR       5 YEARS        YEARS          DATE)
----                                       ----------------   --------      --------      --------   ---------------
AXA Rosenberg............................  Institutional             %             %             %
U.S. Small                                 Investor           (20.75)%                                  (10/22/96)
Capitalization Fund                        Adviser            (20.70)%                           %       (1/21/97)

AXA Rosenberg............................  Institutional       (8.83)%                           %       (9/23/96)
International Small                        Investor                6 %                           %      (10/29/96)
Capitalization Fund

AXA Rosenberg............................  Institutional             %             %             %
Japan Fund                                 Investor                  %                           %      (10/22/96)

AXA Rosenberg............................  Institutional             %                     (5.94)%      (12/16/97)
Value Market NeutralFund                   Investor                  %                     (6.32)%      (12/18/97)

AXA Rosenberg............................  Institutional             %                      0.53 %       (4/22/98)
Double Alpha Market Fund                   Investor                  %                      0.18 %       (4/22/98)

AXA Rosenberg............................  Institutional             %                      5.14 %      (10/19/98)
Select Sectors Market Neutral Fund         Investor                  %                      4.71 %      (11/11/98)

    PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

    From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

    The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.

    Interests in the Trust's portfolios are currently represented by shares of nine series, the AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg International Equity Fund, the AXA Rosenberg Multi-Strategy Market Neutral Fund, the AXA Rosenberg Value Market Neutral Fund, AXA Rosenberg Double Alpha Market Fund, AXA Rosenberg Select Sectors Market Neutral Fund, AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Small Capitalization Fund and AXA Rosenberg Japan Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

    The AXA Rosenberg Japan Fund is divided into two classes of shares:
Institutional Shares and Investor Shares. The AXA Rosenberg U.S. Small Capitalization Fund is divided into three classes of Shares: Institutional Shares, Investor Shares and Adviser Shares. Each other series of the Trust is divided into five classes of shares: Institutional Shares, Investor Shares, Class A Shares, Class B Shares and Class C Shares.

    Each class of shares of each Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

    VOTING RIGHTS. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

    Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

    There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

    SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Adviser has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES. [TO BE UPDATED.]

    The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg U.S. Small Capitalization Fund as of July , 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Charles Schwab & Co Inc ....................................   15,439,778.796            29.39%
The Exclusive Use of our Customers
101 Montgomery St.
San Francisco, CA 94104

Citizens Bank ..............................................    6,749,157.639            12.85%
101 N Washington Ave
Saginaw, MI 48607

The Evangelical Lutherans ..................................    3,064,867.779             5.83%
Jeanie Seto
1 Cabot Rd
Medford, MA 02155

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Charles Schwab & Co Inc ....................................    479,697.713              27.12%
The Exclusive Use of our Customers
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp ............................    121,251.505               6.85%
55 Water St. 32nd Floor
NY, NY 10041

ADVISER SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Prudential Securities ......................................    402,322.280              27.79%
For Exclsv Bnft of Our Customers
1 New York Plz
NY, NY 10292

FTC and Co .................................................    143,938.333               9.94%
P O Box 173736
Denver, CO 80217

National Investor Services Corp ............................     72,430.955               5.00%
The Exclusive Benefit of Customers
55 Water St. 32nd Floor
NY, NY 10041

Vanguard Fiduciary Trust Co ................................     75,754.720               5.23%
Dresser-Rand Co Rmt Svgs Pln A 91621
P O Box 2600
Valley Forge, PA 19482

Roderick M Williams ........................................     92,406.022               6.38%
GM Nameplate Inc 401K Prft Shrg Pln
2040 15th Ave West
Seattle, WA 98119

Fifth Third Bank ...........................................     74,120.577               5.12%
Harrington Bank 03-3443900
P O Box 630074
Cincinnati, OH 45263

    The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg Japan Fund
as of July   , 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
AXA Rosenberg Group ........................................    159,951.776              83.79%
4 Orinda Way Bldg E
Orinda, CA 94563

Koko M Baker ...............................................     14,362.949               7.52%
C/O RIEM 4 Orinda Way
Orinda, CA 94563

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
National Investor Services Corp ............................     4,598.845               35.30%
55 Water St. 32nd Floor
NY, NY 10041

Omprakash N Sureka .........................................     3,309.685               25.41%
Anuradha O Sureka
5431 W Stonebridge Ct
Peoria, IL 61615

Sandra B Cook ..............................................     1,248.388                9.58%
Sandra B Cook Family Trust
425 N Martingale Rd 19 Floor
Schaumburg, IL 60173

Arthur Y Liss ..............................................     1,985.567               15.24%
1400 N Woodward Ave 100
Bloomfield, MI 48304

Charles B Murdock ..........................................       961.478                7.38%
Amanda S Murdock
818 Thackston Dr
Spartanburg, SC 29307

    The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding shares of
the AXA Rosenberg International Small Capitalization Fund as of July   , 2000.
Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Charles Schwab & Co Inc ....................................   3,464,982.181             93.61%
The Exclusive Use of our Customers
101 Montgomery St.
San Francisco, CA 94104

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Charles Schwab & Co Inc ....................................    106,228.319              59.26%
The Exclusive Use of our Customers
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp ............................     10,806.147               6.03%
55 Water St 32nd Floor
NY, NY 10041-3299

    The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg Value Market Neutral Fund as of July , 2000. Those persons who beneficially own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Charles Schwab & Co Inc ....................................    918,404.451              43.31%
The Exclusive Use of our Customers
101 Montgomery St.
San Francisco, CA 94104

National Investor Services Corp ............................    254,192.134              11.99%
55 Water St 32nd Floor
NY, NY 10041

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Charles Schwab & Co Inc ....................................   3,643,993.970             26.85%
The Exclusive Use of our Customers
101 Montgomery St.
San Francisco, CA 94104

Custodial Trust Co as Pldg of Barr .........................     940,977.440              6.93%
Rosenberg Double Alpha Market Fund
101 Carnegie Ctr
Princeton, NJ 08540

Rosenberg Alpha LP .........................................   3,214,925.079             23.68%
4 Orinda Way Bldg E
Orinda, CA 94563

Lehman Brothers Special Finl Inc ...........................   3,026,634.383             22.30%
3 World Financial Center 6th Fl
NY, NY 10285

    The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg Double
Alpha Market Fund as of July   , 2000. Those persons who beneficially own more
than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Charles Schwab & Co Inc ....................................    423,306.719              49.69%
The Exclusive Use of our Customers
101 Montgomery St.
San Francisco, CA 94104

US Bank National Assoc .....................................    393,185.410              46.15%
The Saint Paul Chamber
PO Box 64010
St Paul, MN 55164-0010

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Arthur Wiener ..............................................     2,576.226               21.22%
102 Coleridge St
Brooklyn, NY 11235

Jimmy T Hua ................................................       830.461                6.84%
810 Polhemus Rd Apt 61
San Mateo, CA 94402

Susan L Duval ..............................................       609.699                5.02%
11460 Zion Rd
Bloomington, MN 55437

Matthew W Buurma ...........................................     2,795.839               23.03%
Deborah S Buurma
67 Valley View Ave
Summit, NJ 07901

    The following charts set forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record (except as otherwise indicated) 5% or more of the outstanding shares of the AXA Rosenberg Select
Sectors Market Neutral Fund as of July   , 2000. Those persons who beneficially
own more than 25% of a particular class of shares may be deemed to control such class. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

INSTITUTIONAL SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Rosenberg Alpha LP .........................................   1,412,429.379             64.29%
4 Orinda Way Bldg E
Orinda, CA 94563

Charles Schwab & Co Inc ....................................     356,180.813             16.21%
The Exclusive Use of Our Customers
101 Montgomery St
San Francisco, CA 94104

INVESTOR SHARES

NAME AND ADDRESS                                              NUMBER OF SHARES   OWNERSHIP PERCENTAGE
----------------                                              ----------------   --------------------
Resources Trust Co .........................................     57,751.754              47.97%
P O Box 3865
Englewood, CO 80155

Charles Schwab & Co Inc ....................................     28,148.190              23.38%
The Exclusive Use of Our Customers
101 Montgomery St
San Francisco, CA 94104

FTC and Co .................................................      6,026.032               5.00%
P O Box 173736
Denver, CO 80217

Webster Mrak & Blumberg ....................................      9,718.173               8.07%
1325 4th Ave Ste 600
Seattle, WA 98101

    Except as follows, the officers and Trustees of the Trust, as a group, owned
less than 1% of any class of outstanding shares of the Trust as of July   ,
2000. AXA Rosenberg Japan Fund, Institutional Shares: as of July 2, 2000, Richard L. Saalfeld held 1862.197 shares and William F. Sharpe held 1582.278 shares, for a total between them of 1.80% of the outstanding shares of that class; AXA Rosenberg International Small Capitalization Fund, Institutional
Shares: as of July 2, 2000, William F. Sharpe held 1027.905 shares,

Dwight M. Jaffee held 564.972 shares and Barr Rosenberg held 37,870.614 shares, for a total between them of 1.07% of the outstanding shares of that class. [To be updated.]

    The officers and Trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Funds. The officers and Trustees of the Trust, as a group, own more than 1% of the securities of certain classes of outstanding shares of the Trust's other funds. For specific information in this regard, see the prospectus and statement of additional information for the Trust's U.S. Small Capitalization Fund, International Small Capitalization Fund and Japan Fund.

                        DETERMINATION OF NET ASSET VALUE

    As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Futures contracts are valued by comparing the gain or loss by reference to the current settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                       PURCHASE AND REDEMPTION OF SHARES

    The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or
(ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

    The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts such order. Such orders will be priced at the respective Funds' net asset value per share next determined after such orders are accepted by an authorized broker or the broker's authorized designee.

                              FINANCIAL STATEMENTS

    The Report of Independent Accountants, financial highlights and financial statements of the Funds included in the Trust's Annual Report for the period ended March 31, 2000 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

    The financial statements incorporated by reference into this Statement of
Additional Information have been audited by                   LLP, independent
accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                     PART C


                               OTHER INFORMATION -
                THE AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND,
           THE AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND,
                          THE AXA ROSENBERG JAPAN FUND,
                   THE AXA ROSENBERG VALUE MARKET NEUTRALFUND,
                   THE AXA ROSENBERG DOUBLE ALPHA MARKET FUND,
              THE AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND
                      THE AXA ROSENBERG ENHANCED 500 FUND,
                THE AXA ROSENBERG INTERNATIONAL EQUITY FUND, AND
              THE AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND

ITEM 23.  EXHIBITS.

(a)    (1)    Second Amended and Restated Agreement and Declaration of Trust of
              the Registrant -- incorporated by reference to Post-Effective
              Amendment No. 19 to the Registration Statement filed on July 29,
              1998;

       (2) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on July 29, 1998;

       (3) Amendment No. 2 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on May 28, 1999;

(b) By-Laws of the Registrant -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on December 9, 1997;

(c)    Not applicable;

(d)    (1)    MANAGEMENT CONTRACT BETWEEN THE REGISTRANT ON BEHALF OF ITS U.S.
              SMALL CAPITALIZATION FUND AND AXA ROSENBERG INVESTMENT MANAGEMENT
              LLC -- FILED HEREWITH;

       (2) MANAGEMENT CONTRACT BETWEEN THE REGISTRANT ON BEHALF OF ITS AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND AND AXA ROSENBERG INVESTMENT MANAGEMENT LLC -- FILED HEREWITH;

       (3) MANAGEMENT CONTRACT BETWEEN THE REGISTRANT ON BEHALF OF ITS JAPAN FUND AND AXA ROSENBERG INVESTMENT MANAGEMENT LLC -- FILED HEREWITH;

       (4) MANAGEMENT CONTRACT BETWEEN THE REGISTRANT ON BEHALF OF ITS BARR ROSENBERG VALUE MARKET NEUTRALFUND AND AXA ROSENBERG INVESTMENT MANAGEMENT LLC -- FILED HEREWITH;

       (5) MANAGEMENT CONTRACT BETWEEN THE REGISTRANT ON BEHALF OF ITS BARR ROSENBERG DOUBLE ALPHA MARKET FUND AND AXA ROSENBERG INVESTMENT MANAGEMENT LLC -- FILED HEREWITH;

       (6) MANAGEMENT CONTRACT BETWEEN THE REGISTRANT ON BEHALF OF ITS BARR ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND AND AXA ROSENBERG INVESTMENT MANAGEMENT LLC -- FILED HEREWITH;

       (7) Management Contract between the Registrant on behalf of its AXA Rosenberg Enhanced 500 Fund and AXA Rosenberg Investment Management LLC - filed herewith;

       (8) Management Contract between the Registrant on behalf of its AXA Rosenberg International Equity Fund and AXA Rosenberg Investment Management LLC -- filed herewith;

       (9) Management Contract between the Registrant on behalf of its AXA Rosenberg Multi-Strategy Market Neutral Fund and AXA Rosenberg Investment Management LLC -- filed herewith;

(e) Amended and Restated Distributor's Contract between the Registrant and Barr Rosenberg Funds Distributor, Inc. -- incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on July 29, 1998;

(f)    None;

(g)    (1)    Custody Agreement between the Registrant and Custodial Trust
              Company -- incorporated by reference to Post-Effective Amendment
              No. 19 to the Registration Statement filed on July 29, 1998;

       (2) Form of Custody Agreement between the Registrant on behalf of its Small Capitalization Series (renamed U.S. Small Capitalization
              Fund) and State Street Bank and Trust Company -- incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on August 18, 1988;

       (3) Form of Custody Agreement between the Registrant on behalf of its AXA Rosenberg Japan Fund and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed on January 4, 1989;

       (4) Form of Custody Agreement between the Registrant on behalf of its AXA Rosenberg International Equity Fund and State Street Bank and Trust Company -- filed herewith;

       (5) Form of Special Custody Account Agreement among the Registrant on behalf of its AXA Rosenberg International Equity Fund, Custodial Trust Company and Bear, Stearns Securities Corp. -- filed herewith;

       (6) Schedule of remuneration to Custody Agreement between the Registrant and Custodial Trust Company -- incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed on May 29, 1998;

(h)
       (1) Transfer Agency Agreement among the Registrant, BISYS Fund Services, Inc. and BISYS Fund Services Ohio, Inc. -- incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on July 18, 1997;

       (2) Amendment to Transfer Agency Agreement among the Registrant, BISYS Fund Services, Inc. and BISYS Fund Services Ohio, Inc. -- filed herewith;

       (3) Expense Limitation Agreement between AXA Rosenberg Investment Management LLC and the Registrant on behalf of the Funds -- filed herewith;

       (4) Fund Administration Agreement between the Registrant and BISYS Fund Services Limited Partnership -- incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on July 18, 1997;

       (5) Amendment to Administration Agreement among the Registrant, BISYS Fund Services, Inc. and BISYS Fund Services Ohio, Inc. -- filed herewith;

       (6) Form of Second Amendment to Administration Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- filed herewith;

       (7) Fund Accounting Agreement between the Registrant and BISYS Fund Services, Inc -- incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on July 18, 1997;

       (8) Amendment to Fund Accounting Agreement among the Registrant, BISYS Fund Services, Inc and BISYS Fund Services Ohio, Inc. -- filed herewith;

       (9) Second Amendment to Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. -- filed herewith;

(i)    Opinion of Ropes & Gray - to be filed by amendment;

(j)    Consent of ________________ LLP -- to be filed by amendment;

(k)    None;

(l) Investment letter regarding initial capital -- incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on July 29, 1998;

(m)    (1)    Amended and Restated Distribution and Shareholder Service Plan for
              Investor shares -- incorporated by reference to Post-Effective
              Amendment No. 24 filed on May 28,1999.;

       (2) Distribution and Service Plan for Class A Shares -- filed herewith;

       (3) Distribution and Service Plan for Class B Shares -- filed herewith;

       (4) Distribution and Service Plan for Class C Shares -- filed herewith;

(n)    Further Amended and Restated Multi-Class Plan -- filed herewith;

(p)    (1)    Code of Ethics of the Registrant -- filed herewith;

       (2) Code of Ethics of AXA Rosenberg Investment Management LLC, investment adviser to the Funds -- filed herewith;

       (3) Code of Ethics of BISYS Fund Services Ohio, Inc., principal underwriter to the funds -- filed herewith;

(q)    (1)    Power of Attorney of Po-Len Hew -- incorporated by reference to
              Post-Effective Amendment No. 19 to the Registration Statement filed on July 29, 1998

       (2) Power of Attorney of Nils H. Hakansson -- incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on July 29, 1998

       (3) Power of Attorney of William F. Sharpe -- incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on July 29, 1998

       (4) Power of Attorney of Dwight M. Jaffee -- incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on May 28, 1999.

ITEM  24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Board of Trustees of Registrant is substantially similar to the Board of Trustees of other Funds advised by AXA Rosenberg Investment Management LLC. In addition, the officers of these Funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other Funds since the power residing in the respective boards and officers arises as the result of an official position with the respective Funds.

ITEM  25.     INDEMNIFICATION.

(a)    Indemnification

       Article VIII of the Registrant's Second Amended and Restated Agreement and Declaration of Trust reads as follows (referring to the Registrant as the "Trust"):

       ARTICLE VIII

       Indemnification

              SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

              SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if
       (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available fact (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith,gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

              SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
       Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission ) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

              SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder."

(b)    Insurance

       The Trust maintains Professional Liability Insurance for each of its directors and officers. The Trust's policy is carried by the American International Specialty Lines Insurance Company and insures each director and officer against professional liability for decisions made in connection with the Trust, to the extent permitted by the 1940 Act, up to a maximum of $3,000,000.

ITEM  26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

       AXA Rosenberg Investment Management LLC (the "Adviser") was organized as a limited liability company under the laws of the State of Delaware in 1998, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment advisory services to a substantial number of institutional investors, to the U.S. Small Capitalization Fund, the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg Japan Fund, the AXA Rosenberg Value Market NeutralFund, the Barr Rosenberg Double Alpha Market Fund and the Barr Rosenberg Select Sectors Market Neutral Fund (the other series of the Trust), and to the series of Barr Rosenberg Variable Insurance Trust, an open-end management investment company.

       Set forth below are the substantial business engagements during at least the past two fiscal years of each director or officer of the Adviser:

 Name and Position with Adviser          Business and Other Connections

Barr M. Rosenberg                        General Partner, Rosenberg Alpha L.P.
 Director of Research                    (formerly RBR Partners (limited
                                         partner of Manager)), 12 El Sueno,
                                         Orinda, California, December 1984 to
                                         present; Chairman of the Board,
                                         Rosenberg Management Company S.A., 2
                                         Place WinstonChurchill, L-1340
                                         Luxembourg, April 1989 to present;
                                         Chairman of the Board, Rosenberg U.S.
                                         Japan Management Company S.A., 2 Place
                                         Winston Churchill, L-1340 Luxembourg,
                                         July 1989 to present. Chairman of the
                                         Board, Rosenberg Global Management
                                         Company, S.A., 2 Place Winston
                                         Churchill, L-1340 Luxemburg, April 1990
                                         to present; Director and Chairman of
                                         the Board, Rosenberg Nomura Asset
                                         Management Company, Ltd., Dai-Ichi
                                         Edobashi Bldg., 1-11-1 Nihonbashi
                                         Chuo-Ku, Tokyo 103, Japan; Chairman of
                                         the Board and Director of Barr
                                         Rosenberg Investment Management, Inc.,
                                         4 Orinda Way, Orinda, California,
                                         February 1990 to present. Chairman,
                                         Barr Rosenberg European Management,
                                         Ltd., 9A Devonshire Square, London EC2M
                                         4LY, United Kingdom, March 1990 to
                                         present. Chairman, AXA Rosenberg Group
                                         LLC, January 1999 to present; Director,
                                         Barr Rosenberg Research Center LLC,
                                         January 1999 to present; Managing
                                         General Partner and Chief Investment
                                         Officer, Rosenberg Institutional Equity
                                         Management, January 1985 to December
                                         1998.

 Kenneth Reid                            Director, Barr Rosenberg Investment
 Chief Executive Officer                 Management, Inc., 4 Orinda Way,
                                         Orinda, California, February 1990 to
                                         present; General Partner and Director
                                         of Research, Rosenberg Institutional
                                         Equity Management, June 1986 to
                                         December 1998.

 William Ricks                           Director of Accounting Research,
 Chief Investment Officer                Portfolio Engineer and Research
                                         Associate, Rosenberg Institutional
                                         Equity Management, 1989 to 1998.

 Cecelia Baron                           Marketing Director, Rosenberg
 Marketing Director                      Institutional Equity Management, 1993
                                         to 1998; Vice president and Manager of
                                         Business Development, Fischer Francis
                                         Trees & Watts, New York, 1985 to 1993.

ITEM  27.     PRINCIPAL UNDERWRITERS:

(a) Barr Rosenberg Funds Distributor, Inc. (the "Distributor") is the principal underwriter of the Trust's Investor Class, Investor Class, Adviser Class, Class A, Class B and Class C shares. The Distributor does not act as principal underwriter, depositor or investment adviser for any other investment company.

(b) Information with respect to the Distributor's directors and officers is as follows:

 Name and Principal         Positions and Offices        Positions and Offices
 Business Address           with Underwriter             with Registrant
 ------------------         ---------------------        ---------------------

 Irimga McKay               President                    None

 Lynn J. Mangum             Director                     None

 Kevin J. Dell              Vice President, Secretary    None

 Olu T. Lawal               Financial Officer            None

 Gregory A. Trichtinger     Vice President               None


The business address of all directors and officers of the Distributor is 90 Park Avenue, New York, NY 10016.

(c)    None

ITEM  28.     LOCATION OF ACCOUNTS AND RECORDS.

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of:

1.        Barr Rosenberg Series Trust
          3435 Stelzer Road
          Columbus, Ohio  43219
          Rule 31a-1 (b)(1),(2),(3), (4), (5), (6), (7), (8), (9), (10), (11)
          Rule 31a-2 (a)

2.        AXA Rosenberg Investment Management LLC
          Four Orinda Way
          Building E
          Orinda, CA  94563

          Rule 31a-1 (f)
          Rule 31a-2 (e)

3.        Barr Rosenberg Funds Distributor, Inc.
          90 Park Avenue
          New York, NY 10016
          Rule 31a-1 (d)
          Rule 31a-2 (c)

ITEM  29.     MANAGEMENT SERVICES.

              None.

ITEM  32.     UNDERTAKINGS.

       The Registrant undertakes to comply with the last three paragraphs of
Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Trust.


                                     NOTICE

       A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding for any of the trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the has duly caused this Post-Effective Amendment No. 32 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, and the State of California, on the 31st day of May, 2000.

                           BARR ROSENBERG SERIES TRUST

                           By: RICHARD L. SAALFELD
                           -------------------------
                               Richard L. Saalfeld
                               President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated and on the 31st day of May, 2000.

 SIGNATURE                  TITLE                      DATE
 ---------                  -----                      ----

 RICHARD L. SAALFELD        President (Principal       May 31, 2000
 -------------------        Executive Officer)
 Richard L. Saalfeld

 KENNETH REID               Trustee                    May 31, 2000
 ------------
 Kenneth Reid

 Po-Len Hew*                Treasurer (principal       May 31, 2000
 ----------                 financial and accounting
 Po-Len Hew                 officer)

 William F. Sharpe*         Trustee                    May 31, 2000
 -----------------
 William F. Sharpe

 Nils H. Hakansson*         Trustee                    May 31, 2000
 -----------------
 Nils H. Hakansson

 Dwight M. Jaffee*          Trustee                    May 31, 2000
 ----------------
 Dwight M. Jaffee

*By: KENNETH REID
     ------------
     Kenneth Reid
     Attorney-in-Fact

Date: May 31, 2000